UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Eledon Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

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19900 MacArthur Boulevard, Suite 550

Irvine, California 92612

(949) 238-8090

May 1, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”), I want to thank you for your support of Eledon Pharmaceuticals, Inc. (the “Company” or “Eledon”) and for the confidence you place in this Board to oversee your interests in our Company.

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Eledon, to be held at the Company’s corporate office, located at 19900 MacArthur Boulevard, Suite 550, Irvine, California on Wednesday, June 21, 2023 at 11:30 a.m., Pacific time.

During the Annual Meeting, stockholders will be asked to (i) elect two Class III directors, (ii) increase the aggregate number of shares available for issuance under the 2020 Long Term Incentive Plan (the “2020 Incentive Plan”), (iii) approve, on an advisory basis, the compensation of the Company's named executive officers, and (iv) ratify the appointment of KMJ Corbin & Company LLP as Eledon’s independent registered public accounting firm for 2023. The Board has determined that the matters to be considered at the Annual Meeting are in the best interests of Eledon and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

We are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today, we are sending to each of our stockholders who has not elected an alternative means of delivery a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2022 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions to allow you to request copies of the proxy materials to be sent to you by mail. Stockholders who have elected to receive copies of our proxy materials delivered via mail or e-mail will be receiving the Proxy Statement, a proxy card and the Annual Report by mail or e-mail, as applicable.

It is important that you vote your shares of common stock at the Annual Meeting or by proxy, regardless of the number of shares you own. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or, if you received a printed set of our proxy materials, on the proxy card or voting instruction form you received. We appreciate your prompt attention.

We encourage all stockholders to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement.

Thank you for your ongoing support and continued interest in Eledon Pharmaceuticals, Inc.

On behalf of the Board of Directors,

/s/ David-Alexandre C. Gros
David-Alexandre C. Gros, M.D.
Chief Executive Officer

All references to “Eledon,” “we,” “us,” “our” and “Company” in these proxy materials refer to Eledon Pharmaceuticals, Inc.

ELEDON PHARMACEUTICALS

Notice of Annual Meeting of Stockholders

Eledon will hold our Annual Meeting in person at Eledon’s corporate offices, located at 19900 MacArthur Boulevard, Suite 550, Irvine, California, on Wednesday, June 21, 2023 at 11:30 a.m., Pacific time. You will be able to vote your shares at the meeting in person or by proxy, either over the Internet, by mail or by phone. All stockholders will have the ability to access the proxy materials on the website at www.proxydocs.com/ELDN, or may request a printed set of the proxy materials.

The Annual Meeting of Stockholders is being convened for the following purposes:

1.
Election of David-Alexandre C. Gros, M.D. and Jan Hillson, M.D. as Class III directors to serve until Eledon’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.
2.
To increase the aggregate number of shares available for issuance under the 2020 Incentive Plan by 9,600,000 shares.
3.
To approve, on an advisory basis, the compensation of our named executive officers.
4.
To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2023.
5.
To conduct any other business properly brought before the meeting or any postponement or adjournment thereof.

The accompanying Proxy Statement more fully describes these matters and we urge you to read the information contained in the Proxy Statement carefully. The Board recommends a vote “FOR” the election of each of David-Alexandre C. Gros, M.D. and Jan Hillson, M.D. to Eledon’s Board, “FOR” the increase in the number of shares available for issuance under the 2020 Incentive Plan, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, and “FOR” the ratification of the appointment of KMJ Corbin & Company LLP as Eledon’s independent registered public accounting firm for the year ending December 31, 2023.

This Proxy Statement summarizes information about the proposals to be considered and voted on at the meeting and other information you may find useful in determining how to vote. The proxy card or voting instruction form, as applicable, is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are making this Proxy Statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2022 available to stockholders via mailing on or about May 9, 2023.

The record date for the Annual Meeting of Stockholders is April 24, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

On behalf of the Board of Directors,

/s/ David-Alexandre C. Gros
David-Alexandre C. Gros, M.D.
Chief Executive Officer May 1, 2023

YOUR VOTE IS IMPORTANT
Please vote via the Internet or telephone.
Internet: www.proxypush.com/ELDN
Phone: 1-866-229-2195
If you received a proxy card or voting instruction form, please mark, sign and date it when received and return it promptly in the self-addressed, stamped envelope provided to you.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

We sent you the Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at our Annual Meeting, including at any postponements or adjournments of the meeting. We have elected to provide access to the full proxy materials over the Internet and have provided our stockholders with instructions on how to access the proxy materials in the Notice that you received. Rules adopted by the Securities and Exchange Commission (the “SEC”) allow us to provide access to our proxy materials over the Internet. All stockholders will have the ability to access the proxy materials on the website at https://www.proxydocs.com/ELDN, or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice. We intend to mail the Notice to all stockholders of record entitled to vote at the Annual Meeting on or about May 9, 2023.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
To elect David-Alexandre C. Gros, M.D. and Jan Hillson, M.D. as Class III directors to serve until Eledon’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.
To increase the aggregate number of shares available for issuance under the 2020 Incentive Plan by 9,600,000 shares;
3.
To approve, on an advisory basis, the compensation of our named executive officers;
4.
To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
5.
To conduct any other business properly brought before the meeting or any postponement or adjournment thereof.

Who can vote at the Annual Meeting?

To be entitled to vote, you must have been a stockholder of record at the close of business on April 24, 2023, the record date for our Annual Meeting. There were 13,776,788 shares of our common stock outstanding and entitled to vote at the Annual Meeting as of the record date.

How many votes do I have?

Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the Annual Meeting.

How do I vote?

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Mediant Communications, you may vote your shares at the meeting in person or by proxy as follows:

1.
Over the Internet: To vote over the Internet, please go to the following website: https://www.proxypush.com/ELDN, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy before 11:59 p.m., Eastern time, on June 20, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count.
2.
By Telephone: To vote by telephone, please call (866) 229-2195, and follow the instructions provided on the Notice or proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy before 11:59 p.m., Eastern time, on June 20, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

3.
By Mail: To vote by mail, you must complete, sign and date the proxy card and then return it in the self-addressed, stamped envelope provided to you. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Mediant Communications must receive the proxy card not later than June 20, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.
4.
In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then you are deemed to be the beneficial owner of your shares and the broker, bank or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker, bank or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker, bank or other nominee provides you. Many intermediaries accept voting instructions over the Internet or by telephone.

If your shares are held in “street name” through a broker and you do not give voting instructions to your broker, your broker or nominee may vote the shares with respect to matters that are considered to be “discretionary,” but may not vote the shares with respect to “non-discretionary” matters. Proposal 4 (ratification of independent registered public accounting firm) is discretionary and Proposal 1 (election of directors), Proposal 2 (increase of the number of shares available under the 2020 Incentive Plan) and Proposal 3 (advisory approval of the compensation of our named executive officers) are “non-discretionary.” Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 4, but will not be permitted to vote your shares on any of the other items at the Annual Meeting. If your broker exercises this discretion, your shares will be voted on Proposal 4 in the manner directed by your broker, but your shares will constitute “broker non-votes” for Proposals 1, 2 and 3.

Regardless of whether your shares are held in street name, you are welcome to attend the meeting. You may not vote shares held in street name in person at the meeting, however, unless you obtain a legal proxy, executed in your favor, from the holder of record (i.e., your broker, bank or other nominee). A legal proxy is not the form of proxy included with this Proxy Statement and is not the “voting instruction form” that is supplied to you by the broker, bank or other nominee that holds your shares.

Can I change my vote?

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:

1.
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
2.
Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.
3.
Attend the Annual Meeting and vote in person as instructed above. Attending the Annual Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer above.

How many shares must be represented to have a quorum and hold the Annual Meeting?

A majority of our shares of common stock issued and outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy to transact business at the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count broker non-votes as described above as present at the meeting for purposes of determining whether a quorum exists. If a quorum is not present at the Annual Meeting, we expect the chairperson of the meeting to adjourn the Annual Meeting until we obtain a quorum.

What vote is required to approve each matter and how are votes counted?

Proposal 1—Election of Class III Directors

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast by the stockholders entitled to vote on the election (meaning that the two director nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected as Class III directors). Broker non-votes and votes that are withheld will have no effect on the outcome of this proposal.

Proposal 2—Approval of an Amendment to the Company's 2020 Incentive Plan

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to increase the aggregate number of shares available for issuance under the 2020 Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

Proposal 3—Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the advisory approval of the compensation of our named executive officers. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

Proposal 4—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal. No broker non-votes are expected on Proposal 4.

Who will count the vote?

The votes will be counted, tabulated and certified by an Inspector of Elections appointed by our Board.

How does the Board recommend that I vote on the proposals?

Our Board recommends that you vote:

FOR the election of David-Alexandre C. Gros, M.D. and Jan Hillson, M.D. as Class III directors, each for a three-year term;

FOR the approval to increase the aggregate number of shares available for issuance under the 2020 Incentive Plan by 9,600,000 shares;

FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

FOR the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any matters that may come before the Annual Meeting other than the election of our Class III directors and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

How do I attend the Annual Meeting?

The 2023 Annual Meeting of stockholders of Eledon Pharmaceuticals, Inc. will be held on Wednesday, June 21, 2023 at 11:30 a.m., Pacific time, at the corporate office of Eledon Pharmaceuticals, Inc., located at 19900 MacArthur Boulevard, Suite 550, Irvine, California. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on April 24, 2023, you are welcome to attend the meeting. Please bring photo identification and proof of ownership as of the record date, April 24, 2023. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf. In addition, if you are a beneficial stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Where can I find the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the date of our Annual Meeting.

What are the costs of soliciting these proxies?

We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Implications of Being a “Smaller Reporting Company”

We qualify as a “smaller reporting company” under the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For so long as we remain a smaller reporting company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not smaller reporting companies. These exemptions include reduced disclosure obligations regarding executive compensation. We may take advantage of some or all these exemptions until such time as we are no longer a smaller reporting company.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. As described in the biographical information below, a number of the members of our Board were associated with Anelixis Therapeutics, Inc. (“Anelixis”) prior to the combination of Eledon and Anelixis in September 2020 (the “Anelixis Transaction”).

Set forth below are the names and certain information for each continuing member of the Board, including the nominees for election as Class III directors, as of March 31, 2023. Gary A. Lyons, a current Class III director, is retiring from the Board immediately prior to the Annual Meeting and will not be standing for election. The Board does not currently intend to fill the vacancy resulting from Mr. Lyon's retirement from the Board, and intends to decrease the size of the Board to seven directors following the Annual Meeting. As a result, stockholders may not vote for more than two nominees for election as Class III directors at the Annual Meeting.

The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our nominating and corporate governance committee and our Board to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “—Corporate Governance Matters—Director Nomination Process” that the nominating and corporate governance committee expects of each director. There are no family relationships among any of our directors, nominees for director, or executive officers.

Name	Age	Position(s)
Class I Director
June Lee, M.D.	57	Director
Walter Ogier	66	Director
Steven Perrin, Ph.D.	58	President, Chief Scientific Officer, Director
Class II Director
Keith A. Katkin	51	Chair of the Board
John S. McBride	71	Director
Class III Director Nominees
David-Alexandre C. Gros, M.D.	50	Chief Executive Officer, Director
Jan Hillson, M.D.	70	Director

Class I Directors

June Lee, M.D. has served as a member of our Board since December 2020 and currently serves on our compensation committee, nomination and corporate governance committee and Chair of our science and technology committee. Most recently, Dr. Lee joined 5AM Ventures as venture partner in July 2022. From February 2021 to November 2021, Dr. Lee was founder and Chief Executive Officer at Esker Therapeutics, Inc. From January 2017 until June 2020, Dr. Lee was Chief Development Officer and Chief Operating Officer of MyoKardia, Inc., a clinical stage biotechnology company with a focus on precision cardiovascular medicines. At MyoKardia she built and led a world class development organization culminating in the company’s $13.1 billion acquisition by Bristol Myers Squibb in November 2020. Prior to MyoKardia from April 2011 to January 2017, Dr. Lee was Professor of Medicine at UCSF School of Medicine, where she served as Director of Translational Research and built the Catalyst Program, an internal accelerator at UCSF for early-stage technologies in therapeutics, devices, diagnostics, and digital health. She is also the founding chair of the University of California Drug, Device, Discovery and Development Group. Previously, from March 2004 to April 2011, she was therapeutic area head in early clinical development in cardiovascular, metabolism, respiratory, and infectious diseases at Genentech. Dr. Lee served on the board of CinCor Pharma, Inc., until it was acquired by Astra Zeneca in March 2023. Dr. Lee currently serves on the board of Tenya Therapeutics, Inc., GenEdit and serves on the Scientific Advisory Board for Foresite Labs. Dr. Lee completed a Bachelor of Science in chemistry at the Johns Hopkins University, an M.D. at the School of Medicine at University of California, Davis, and her clinical training in internal medicine and pulmonary & critical care at UCLA and UCSF. We believe Dr. Lee is qualified to serve on our Board because of her extensive scientific background and leadership experience in the industry.

Walter Ogier has served as a member of our Board since September 2020, when he joined the Board in connection with the Anelixis transaction. Mr. Ogier currently serves on our audit committee, compensation committee and our science and technology committee. Mr. Ogier served as the Chairman of Anelixis from September 2017 until September 2020. Mr. Ogier has more than 30 years of experience developing therapeutic medical products ranging from pharmaceuticals to medical devices, stem and immune cell therapies, and gene therapies. From December 2016 to June 2017, Mr. Ogier served as President and Chief Executive Officer of Regenacy Pharmaceuticals, LLC and from December 2016 through March 2020, he was a member of Regenacy Pharmaceuticals’ board of directors. Mr. Ogier has served on the board of directors of Biothera Pharmaceuticals, Inc. from 2014 through September 2020, on the board of managers of Thetis Pharmaceuticals LLC since January 2016, on the board of directors of Nemucore Medical Innovations, Inc. from January 2018 through April 2022, and on the board of directors of IRX Therapeutics Inc. from July 2018 until its acquisition by Brooklyn Immunotherapeutics LLC in November 2018. From 2001 to 2005, Mr. Ogier served as President, Chief Executive Officer and Director of Genetix Pharmaceuticals (now bluebird bio, Inc., Nasdaq: BLUE). From 2008 until its acquisition by Calgene Corporation in 2016, Mr. Ogier served as President, Chief Executive Officer and Director of Acetylon Pharmaceuticals. Finally, Mr. Ogier served as President, Chief Executive Officer and Director for Arbios Systems, Inc. (OTC: ABOS) from 2005 to 2007. Mr. Ogier received his Bachelor of Arts in Chemistry from Williams College in 1979 and an MBA from Yale School of Management in 1987. We believe Mr. Ogier is qualified to serve on our Board because of his many years of experience managing companies in the biopharmaceutical industry and his extensive knowledge of the Company.

Steven Perrin, Ph.D. has served as a member of our Board since September 2020, when he joined the Board in connection with the Anelixis transaction. Dr. Perrin currently serves as our President and Chief Scientific Officer, a position he has held since September 2020. From January 2013 until joining Eledon, Dr. Perrin served as Chief Executive Officer of Anelixis Therapeutics Inc. Dr. Perrin has been Executive Chairman of the ALS Therapy Development Institute since June 2010. Dr. Perrin also served as Chief Scientific Officer for the ALS Therapy Development Institute from January 2007 to August 2018. From November 2001 to December 2006, he served as Associate Director of Molecular Profiling for Biogen Idec. Dr. Perrin received his Bachelor of Science in Biology from Boston College in 1987 and his PhD in Biochemistry from Boston University School of Medicine in 1994. We believe Dr. Perrin is qualified to serve on our Board due to his strong scientific background, his extensive knowledge of the Company and experience in our industry.

Class II Director Nominees

Keith A. Katkin has been a member and the Chair of our Board since May 2017 and currently serves as the Chair of our nominating and corporate governance committee. Mr. Katkin joined Eledon when it acquired Otic Pharma, Ltd in May 2017. Mr. Katkin served as the Principal Executive Officer and as a member of the board of directors of Urovant Sciences Ltd, a public biopharmaceutical company from September 2017 until March 2020. Mr. Katkin served as the President and Chief Executive Officer of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2007 to 2016. Mr. Katkin led the growth and ultimate sale of Avanir to Otsuka Pharmaceutical Co., Ltd. for $3.5 billion. Mr. Katkin joined Avanir in 2005 as Senior Vice President of Sales and Marketing and a member of Avanir’s executive management team. Prior to joining Avanir, Mr. Katkin served as Vice President, Commercial Development for Peninsula Pharmaceuticals, Inc., a privately held biopharmaceutical company, playing a key role in the concurrent initial public offering and ultimate sale of the company to Johnson and Johnson. Additionally, Mr. Katkin’s employment experience includes leadership roles at InterMune, Inc., Amgen, Inc. and Abbott Laboratories. Mr. Katkin currently serves on the Board of Directors of Syndax Pharmaceuticals, Inc. and Emergent BioSolutions, Inc. Mr. Katkin has an M.B.A. from the Anderson School of Business at UCLA and earned a B.S. in Business and Accounting from Indiana University. Mr. Katkin is also a certified public accountant. We believe Mr. Katkin is qualified to serve on our Board due to his experience at multiple public pharmaceutical companies and his extensive knowledge of the Company and experience in our industry.

John S. McBride has been a member of our Board since May 2017 and currently serves on our nominating and corporate governance committee and serves as the Chair of our audit committee. Mr. McBride currently serves as President of Alliance Life Science Advisors, Inc., a consulting firm focused on assisting life science companies with strategic planning, business development and financing projects. Mr. McBride has been active with the firm during various periods over the last thirteen years. From August 2019 until March 2021, Mr. McBride was Chief Financial Officer of Cadent Therapeutics, Inc. Mr. McBride served as Tokai Pharmaceuticals’ Chief Operating Officer from February 2014 to May 2017 and as Tokai’s Chief Financial Officer from September 2016 to May 2017. Mr. McBride previously served as Tokai’s interim Chief Financial Officer from April 2014 until September 2014. Prior to joining Tokai, Mr. McBride founded and served as President of Alliance Life Science Advisors, Inc., where he was active from March 2012 until February 2014 and became active again beginning in June 2017 until August 2019. Prior to founding Alliance Life Science Advisors, Inc., Mr. McBride was an independent consultant from January 2009 until March 2012. In addition, Mr. McBride previously served as Executive Vice President and Chief Operating Officer of Gloucester Pharmaceuticals, Inc., Global Head of Oncology Licensing at Pharmacia Corporation, Executive Vice President, Business Operations and Chief Financial Officer at CytoTherapeutics, Inc., Vice President, Business Development and Treasurer at Phytera, Inc., Vice President, Commercial Development at Sparta Pharmaceuticals, Inc. and Vice President, Business Development at U.S. Bioscience, Inc. Mr. McBride holds a B.S. in Biochemistry and an M.S. in Chemical Engineering from the University of Wisconsin and an M.B.A from the Wharton School, University of Pennsylvania. We believe Mr. McBride is qualified to serve on our Board due to his extensive knowledge of the Company and our industry.

Class III Directors

David-Alexandre C. Gros, M.D. has been a member of our Board and the Company’s Chief Executive Officer since September 2020. Dr. Gros served as an advisor to Eledon since May 2020. He joined Eledon from Imbria Pharmaceuticals, Inc., a clinical-stage biotechnology company, where from May 2018, he was Co-Founder, Chief Executive Officer and served on its board of directors, including as Chairman. Prior to Imbria, Dr. Gros was President and Chief Operating Officer of Neurocrine Biosciences, Inc., Chief Business and Principal Financial Officer of Alnylam Pharmaceuticals, Inc., and Chief Strategy Officer of Sanofi, S.A. Before joining Sanofi, Dr. Gros held leadership positions in healthcare investment banking at Centerview Partners, LLC, and Merrill Lynch, Pierce, Fenner & Smith Inc., and in healthcare consulting at McKinsey & Company. He previously served on the Board of Directors of Eliem Therapeutics, Inc., a biotechnology company which he co-founded, and of Saint Jean Groupe, S.A., a French manufacturer of pasta products. Dr. Gros earned his Doctor of Medicine from The Johns Hopkins University School of Medicine, a Master of Business Administration from Harvard Business School, and a Bachelor of Arts from Dartmouth College. We believe Dr. Gros is qualified to serve on our Board due to his strong scientific background, his extensive knowledge of the Company and experience in our industry.

Jan Hillson, M.D. has served as a member of our Board since July 2021 and currently serves on our science and technology committee. Dr. Hillson currently serves as Senior Vice President of Clinical Development at Provention Bio, a clinical stage public company focused on debilitating and life-threatening immune-mediated disease a position held since November 2021. Prior to Provention, Dr. Hillson was Senior Vice President of Clinical Development at Alpine Immune Sciences. Prior to Alpine Immune Sciences, Dr. Hillson was Senior Vice President of Drug Development for ChemoCentryx, and, before that, served as Vice President of Clinical and Translational Research at Momenta Pharmaceuticals. Earlier in her career, she served in senior roles at ZymoGenetics/Bristol Myers Squibb and Xcyte Therapies. Dr, Hillson also served as a member of the Clinical Faculty at Harvard Medical School (Cambridge Health Alliance), Assistant Professor at the University of Washington, and Division Head at Virginia Mason Medical Center. Dr. Hillson is a licensed rheumatologist and continues to care for patients. She received her MD from Stanford School of Medicine, an MS from the California Institute of Technology, an MS in Marine Chemistry from Scripps Institute of Oceanography, and a BS from Michigan State University. We believe Dr. Hillson is qualified to serve on our Board due to her strong scientific background and experience in our industry.

Corporate Governance Matters

Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of stockholders. This section describes key corporate governance policies and practices that our Board has adopted. Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the Corporate Governance section of our website, which is located at http://ir.eledon.com/corporate-governance/governance-overview.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines, which provide a framework for the conduct of our Board’s business, provide that:

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the principal responsibility of our Board is to oversee our management;
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a majority of the members of the Board must be independent directors, unless otherwise permitted by the rules of The Nasdaq Stock Market LLC (“Nasdaq”);
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the independent directors meet at least twice a year in executive session and at other times at the request of any independent director;
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directors have full and free access to management and, as necessary and appropriate, independent advisors; and
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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the Board’s leadership structure, including whether the offices of Chief Executive Officer and Chair of the Board should be separate. Our guidelines provide the Board with flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. We currently separate the roles of Chief Executive Officer and Chair of the Board. Our Chief Executive Officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while our Chair of the Board presides over meetings of the Board, including executive sessions of the Board, and performs oversight responsibilities. Because we have an independent Chair, the Board has not appointed a separate lead independent director. Our Board has four standing committees that currently consist of, and are chaired by, independent directors. Our Board delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board. We believe that the independent committees of our Board and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance between management and independent leadership participation in our Board proceedings.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Drs. Lee and Hillson and Messrs. Ogier, Katkin, McBride and Lyons is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules). Dr. Gros is not an independent director under Rule 5605(a)(2) because he is our Chief Executive Officer. Dr. Perrin is not an independent director under Rule 5605(a)(2) because he is our President and Chief Scientific Officer.

Our Board also determined that John S. McBride, Gary A. Lyons and Walter Ogier, who currently serve on our audit committee, satisfy the independence standards for audit committees established by the SEC and the Nasdaq Listing Rules, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, our Board determined that Gary A. Lyons, June Lee and Walter Ogier, who currently serve on our compensation committee, satisfy the independence standards for compensation committees established by the SEC and the Nasdaq Listing Rules, including the independence requirements contemplated by Rule 10C-1 under the Exchange Act. In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Meetings and Attendance

Our Board held six meetings during fiscal 2022. During fiscal 2022, each of the directors then in office attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees of the Board on which such director then served during the period of his or her service during fiscal 2022. Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All of our directors then in office attended the 2022 annual meeting of stockholders.

Communicating with the Board

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chair of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chair of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to Eledon Pharmaceuticals, Inc., Attention: Board of Directors, 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612.

Committees of the Board

We have established an audit committee, a compensation committee, a science and technology committee and nominating and a corporate governance committee. Each of these committees operates under a charter that has been approved by our Board. A copy of each committee’s charter can be found under the Corporate Governance section of our website, which is located at http://ir.eledon.com/corporate-governance/governance-overview.

The following table provides the current membership for each of the Board Committees:

Name	Audit Committee	Compensation Committee	Science and Technology Committee	Nominating and Corporate Governance Committee
Gary A. Lyons	X	X*
Jan Hillson, M.D.			X
John S. McBride	X*			X
June Lee, M.D.		X	X*	X
Keith A. Katkin				X*
Walter Ogier	X	X	X
David-Alexandre C. Gros, M.D.
Steven Perrin, Ph.D.

*Committee Chairperson

Audit Committee

Our audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
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overseeing our internal audit function, if any;
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discussing our risk management policies;
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establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

Our Board has determined Messrs. McBride and Lyons each qualify as an “audit committee financial expert” within the meaning of applicable SEC rules. The audit committee held eight meetings during fiscal 2022.

Compensation Committee

Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our Board with respect to, the compensation of our Chief Executive Officer and other executive officers;
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overseeing the evaluation of our senior executives;
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reviewing and making recommendations to our Board with respect to our incentive-compensation and equity-based compensation plans;
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overseeing and administering our equity-based plans;
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reviewing and making recommendations to our Board with respect to director compensation;

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reviewing and discussing with management our “Compensation Discussion and Analysis” disclosure (to the extent such disclosure is required by SEC rules); and
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preparing the compensation committee report (to the extent such report is required by SEC rules).

The compensation committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The compensation committee may also form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The compensation committee held five meetings during fiscal 2022.

During our fiscal year ended December 31, 2022, our compensation committee engaged the services of compensation consulting firm Willis Towers Watson PLC (“Willis Towers Watson”) to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Willis Towers Watson reported directly to the compensation committee. The compensation committee believes that Willis Towers Watson does not have any conflicts of interest in advising the compensation committee under applicable SEC and Nasdaq rules. For 2022, the compensation committee engaged Towers Willis Watson specifically to:

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participate in discussions with the compensation committee and selected members of senior management regarding our historical pay practices, incumbent roles and responsibilities, compensation philosophy and equity grant alternatives;
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develop a peer group of publicly traded and comparable life science companies that we compete with for business, executive talent and investor capital;
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review and assess the executive compensation practices disclosed by companies in the peer group;
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review and assess our executive compensation program;
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review equity grant practices for us and our industry peers, including topics such as equity plan dilution, annual share usage, prevalence of long-term incentive award vehicles and mix, and equity stakes for named executive officers; and
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review and assess our non-employee director compensation program.

Science and Technology Committee

Our science and technology committee’s responsibilities include:

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reviewing and making recommendation to our Board on path to clinic, clinical development and path to market strategies for the Company’s programs;
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reviewing and making recommendation to our Board on research and development organizational structure and optimization;
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reviewing and making recommendation to our Board on potential buy-side business development opportunities from a scientific, medical and regulatory perspective;
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assisting management in identifying, sourcing, screening, and evaluating buy-side business development opportunities from a scientific, medical and regulatory perspective; and
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assisting management in strategizing, messaging, and networking with respect to sell-side business development opportunities from a scientific and technical perspective.

The science and technology committee held five meetings during fiscal 2022.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee’s responsibilities include:

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identifying individuals qualified to become members of our Board;
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recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

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developing and recommending corporate governance principles to our Board; and
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overseeing an annual evaluation of our Board.

The nominating and corporate governance committee held four meetings during fiscal 2022.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes, among other things, requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and our Board.

Criteria and Diversity

Board Diversity Matrix (As of August 1, 2022 and April 24, 2023)
	Female	Male
Total Number of Directors	8

Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
White	1	6
Asian	1	—
Additional Demographic Information
Middle Eastern	1	—

In considering whether to recommend to our Board any particular candidate for inclusion in our Board’ slate of recommended director nominees, including candidates recommended by stockholders, the nominating and corporate governance committee of our Board applies the criteria set forth in the charter of the nominating and corporate governance committee. These criteria include, among other things, the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest.

The director biographies set forth above indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our Board to conclude he or she should continue to serve as a director. Our nominating and corporate governance committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group, together with the incumbent directors, possess the skill sets and specific experience desired of our Board as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the nominating and corporate governance committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholder Recommendations and Nominations

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Eledon Pharmaceuticals, Inc., Attention: Nominating and Corporate Governance Committee, 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this Proxy Statement under the heading “Other Matters – Stockholder Proposals for our 2023 Annual Meeting,” the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our by-laws to directly nominate director candidates for consideration at any annual meeting, without inclusion of such candidate(s) in the Company’s proxy materials and without any action or recommendation on the part of the nominating and corporate governance committee or our Board, by following the procedures set forth under “Other Matters – Stockholder Proposals for our 2023 Annual Meeting.”

Oversight of Risk

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-day basis. The role of our Board and its committees is to oversee the risk management activities of management. Our Board fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks and also reviews and discusses our policies with respect to risk assessment; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to the composition of our Board and management succession planning. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities, as appropriate. In addition, since risk issues often overlap, committees may and occasionally do request that the full Board discuss particular risks.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on the Corporate Governance section of our website, which is located at http://ir.eledon.com/corporate-governance/governance-overview. We intend to disclose on our website any amendments to, or waivers from, the code of business conduct and ethics that are required to be disclosed pursuant to the disclosure requirements of Item 5.05 of Form 8-K within four business days following the date of the amendment or waiver.

Policy on Pledging and Hedging of Company Shares

Pursuant to the Company's Insider Trading Policy, Company personnel, including our officers and employees, and members of the Board, are prohibited from engaging in any of the following types of transactions:

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short sales of Company securities, including short sales “against the box”;
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purchases or sales of puts, calls or other derivative securities based on the Company's securities; and
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purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy to set forth policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of the our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

Our related person transaction policy contains exceptions for any transaction or interest that is not considered a related person transaction under SEC rules as in effect from time to time. In addition, the policy provides that an interest arising solely from a related person’s position as an executive officer of another entity that is a participant in a transaction with us will not be subject to the policy if each of the following conditions is met:

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the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity;
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the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction with us and do not receive any special benefits as a result of the transaction; and
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the amount involved in the transaction is less than the greater of $200,000 and 5% of the annual gross revenue of the company receiving payment under the transaction.

The policy provides that any related person transaction proposed to be entered into by us must be reported to our Chief Executive Officer or Chief Financial Officer and will be reviewed and approved by our audit committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction whenever practicable. The policy provides that if our Chief Executive Officer or Chief Financial Officer determines that advance approval of a related person transaction is not practicable under the circumstances, our audit committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the audit committee. The policy also provides that alternatively, our Chief Executive Officer or Chief Financial Officer may present a related person transaction arising in the time period between meetings of the audit committee to the chair of the audit committee, who will review and may approve the related person transaction, subject to ratification by the audit committee at the next meeting of the audit committee.

In addition, the policy provides that any related person transaction previously approved by the audit committee or otherwise already existing that is ongoing in nature will be reviewed by the audit committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the audit committee, if any, and that all required disclosures regarding the related person transaction are made.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by our compensation committee in the manner to be specified in the charter of the compensation committee.

A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the policy provides that the audit committee will review and consider:

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the related person’s interest in the related person transaction;

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the approximate dollar value of the amount involved in the related person transaction;
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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
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whether the transaction was undertaken in the ordinary course of business of our company;
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whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than the terms that could have been reached with an unrelated third party;
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the purpose of, and the potential benefits to us of, the transaction; and
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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The policy provides that the audit committee will review all relevant information available to it about the related person transaction. The policy provides that the audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The policy provides that the audit committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

Related Person Transactions

We have not been a party to any transaction since January 1, 2021 in which the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two years, and in which any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest that is reportable pursuant to Item 404(a) of Regulation S-K.

EXECUTIVE OFFICERS

Executive Officers

Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. Biographical information for our executive officers as of the Record Date is set forth below. The following table identifies our current executive officers, their age, and their respective offices and positions as of the Record Date.

Name	Age	Position(s)
David-Alexandre C. Gros, M.D.	50	Chief Executive Officer
Paul Little	59	Chief Financial Officer
Steven Perrin, Ph.D.	58	President and Chief Scientific Officer
Bryan Smith	44	General Counsel, Corporate Secretary and Chief Compliance Officer

Biographical information for David-Alexandre C. Gros and Steven Perrin is set forth under “Board of Directors and Corporate Governance” on pages 6 and 7 of this Proxy Statement.

Paul Little has served as our Chief Financial Officer since March 2021. He has over 30 years of financial, operations, business strategy and leadership experience in global public companies. Before joining Eledon in March 2021, Mr. Little served as Chief Financial Officer of Sientra Inc., a medical aesthetics company that develops and sells medical aesthetics products to plastic surgeons, where he led finance, investor relations, information technology, and manufacturing from August 2018 to March 2021. During his tenure at Sientra, Mr. Little successfully led multiple public financing rounds while strengthening the balance sheet and driving organizational and operational efficiencies to accelerate revenue growth while improving cash flow. Prior to Sientra, Mr. Little served as Chief Operating Officer for Candela Medical (formerly Syneron-Candela) from October 2016 to September 2017, where he led the Company’s global supply chain and service organization and helped lead the execution of the growth strategy culminating in the sale of the company. Before Candela Medical, Mr. Little served as Vice President, Finance and Commercial Operations for Allergan PLC’s Medical Aesthetics division and as a key member of the senior leadership team, helping build Allergan into the global market leader for medical aesthetics. In this role, Mr. Little built the commercial finance, commercial operations and customer operations functions from the ground up and led the financial assessment and integration of over $3B in M&A activities. He joined Allergan from ConAgra Brands, and began his career in public accounting at KPMG. Mr. Little holds a B.A. in Business Economics from the University of California, Santa Barbara.

Bryan Smith has served as our General Counsel, Corporate Secretary and Chief Compliance Officer since April 2021. Prior to joining Eledon, Mr. Smith was General Counsel, Corporate Secretary, and Chief Compliance Officer of Urovant Sciences, a biopharmaceutical company focused on developing therapies for urological conditions, from April 2018 to April 2021. During his time at Urovant, Mr. Smith led the company through its initial public offering and its eventual sale for $681 million to Sumitovant (a wholly owned subsidiary of Sumitomo Dainippon Pharma). From August 2011 to April 2018, Mr. Smith held leadership roles at Allergan, serving as Associate Vice President and Senior Counsel and chief counsel to the company’s urology, neurology, aesthetics, and dermatology business units. Prior to joining Allergan, Mr. Smith was a litigator at Gibson, Dunn & Crutcher LLP. Mr. Smith received his B.A. in Political Science from Brigham Young University and his J.D. from the University of Southern California Law School. After graduating from law school, Mr. Smith was a law clerk to the Honorable Cormac J. Carney in the United States District Court for the Central District of California.

INFORMATION REGARDING RECENT FINANCING TRANSACTION

On April 28, 2023, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”), pursuant to which we agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) (i) in an initial closing, (a) an aggregate of approximately 15 million shares (the “Shares”) of our common stock, or pre-funded warrants in lieu thereof (the “Pre-Funded Warrants”), and (b) common stock warrants exercisable into an aggregate of 15,151,518 shares of common stock (or Pre-Funded Warrants in lieu thereof) (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”); (ii) in a second closing, upon the satisfaction of specified conditions set forth in the Securities Purchase Agreement, an aggregate of 20,202,024 shares of common stock (or Pre-Funded Warrants); and (iii) in a third closing, upon the satisfaction of specified conditions set forth in the Securities Purchase Agreement, an aggregate of 25,252,530 shares of common stock (or Pre-Funded Warrants), in each case subject to customary adjustments as provided in the Securities Purchase Agreement, Pre-Funded Warrant or Common Warrant, as applicable. Each Common Warrant has an exercise price of $3.00 per share and expires five years after issuance. The Pre-Funded Warrants are exercisable immediately and until exercised in full.

The second and third closings under the Securities Purchase Agreement have mandatory funding conditions whereby the Purchasers committed to purchase shares in the second and third closings upon the satisfaction of specified clinical trial milestones and volume weighted average share price levels and trading volume conditions.

A holder (together with its affiliates) may not exercise any portion of a Warrant to the extent that the holder would beneficially own more than 4.99% (or, at the holder’s option upon issuance, 9.99% and, for one Purchaser, 19.99%) of our outstanding common stock immediately after exercise, although such ownership limitation may be increased in accordance with the terms of the Warrant (but not to exceed 19.99% of our outstanding common stock).

The Private Placement is expected to result in gross proceeds us of approximately $35 million in the initial closing, an additional $105 million upon sale of the shares to be issued in the second and third closings, and an additional $45 million assuming the exercise of all Common Warrants. We intend to use the net proceeds from the Private Placement for working capital and general corporate purposes, including the clinical development of our lead asset, tegoprubart.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2022, consisting of our principal executive officer ("PEO") and the next two most highly compensated officers were:

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David-Alexandre C. Gros, our Chief Executive Officer;
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Steven Perrin, our President and Chief Scientific Officer; and
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Paul Little, our Chief Financial Officer

This section discusses the material elements of our executive compensation policies for our “named executive officers” and the most important factors relevant to an analysis of these policies. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
David-Alexandre C. Gros, M.D.	2022	$532,503	$256,702	$310,538	$18,750	(3)	$1,118,493
Chief Executive Officer	2021	$503,654	$242,400	$-	$1,450	(3)	$747,504
Steven Perrin, Ph.D.	2022	$417,052	$167,256	$445,679	$19,590	(3)	$1,049,577
President and Chief Scientific Officer	2021	$402,923	$161,600	$-	$2,290	(3)	$566,813
Paul Little	2022	$421,051	$175,031	$445,679	$15,631	(3)	$1,057,392
Chief Financial Officer	2021	$323,269	$131,200	$1,851,199	$2,290	(3)	$2,307,958

(1)
The amounts reported for 2022 and 2021 represent bonuses earned in 2022 and 2021, and paid in February 2023 and 2022, respectively, based on the achievement of pre-established performance goals as determined by our Board. The amounts reported for 2021 for Dr. Gros and Mr. Little reflect the reporting methodology described above and have been updated from the amounts reported in our 2022 proxy statement.
(2)
These amounts represent the aggregate grant date fair value of awards for 2022 and 2021 computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. See Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of equity grants.
(3)
Represents the value of the company-paid premiums for group term life insurance and 401(k) matching contributions.

Narrative to the Summary Compensation Table

The elements of the compensation program for our named executive officers include: annual base salary; an annual cash (non-equity) incentive; long-term equity awards; certain health, welfare and 401(k) plan benefits. Our named executive officers also have severance benefits in their respective employment agreements (see “Agreements with Named Executive Officers” below).

The compensation of our named executive officers is generally determined and approved at the beginning of each year or, if later, in connection with the commencement of employment of the executive, by our Board or the Compensation Committee.

In setting base salaries and bonus opportunities and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. As part of this process, Dr. Gros, as our Chief Executive Officer, prepares performance evaluations for the other executive officers and recommends annual salary increases, annual stock option awards and cash bonuses to the compensation committee. The Compensation Committee conducts a performance evaluation of Dr. Gros. Prior to approving compensation for our executive officers, the compensation committee consults with the full Board.

Base Salary

The 2022 annual base salaries for our named executive officers are set forth in the table below:

Name	2022 Base Salary
David-Alexandre C. Gros	$532,503
Steven Perrin	$417,052
Paul Little	$421,051

Non-Equity Incentive Compensation

Our Board adopted a formal executive bonus plan (“Performance Bonus Plan”) in February 2021. The purpose of the Performance Bonus Plan is to create a direct relationship between key business performance measurements and individual bonus amounts. The Performance Bonus Plan provides for bonus payments to each executive officer conditioned upon the achievement of certain performance goals established by the Compensation Committee, which may differ for each executive officer. Our Compensation Committee establishes such performance goals based on one or more established performance criteria relating to operational or financial performance.

Each executive officer is assigned a target bonus expressed as a percentage of their base salary.

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For 2022, Dr. Gros's target performance bonus was 60% of his base salary.
•
For 2022, Dr. Perrin's target performance bonus was 50% of his base salary.
•
For 2022, Mr. Little's target performance bonus was 40% of his base salary.

The Compensation Committee may consider each named executive officer’s individual contributions towards reaching our annual corporate goals. There is no minimum bonus percentage or amount established for the named executive officers and, thus, the bonus amounts vary from year to year based on corporate and individual performance, in each case pursuant to the terms of our Performance Bonus Plan and each executive officer’s employment agreement and offer letter.

The Board approved research and development, CMC manufacturing and financial corporate goals for 2022, with research and development and CMC manufacturing goals assigned 85% of the weighting and financial performance goals at 15% of the weighting. “Stretch” goals were also approved which provided a total potential bonus achievement of 150% of target for each executive.

In February 2023, the Compensation Committee recommended to the Board, and the Board subsequently determined, that the 2022 corporate goals had been achieved at an aggregate level of 80%, with an additional bonus payment for individual performance goals. As a result, in February 2023, the Compensation Committee recommended and the Board approved, the following bonuses to our named executive officers for performance in 2022:

Name	2022 Non-Equity Incentive
David-Alexandre C. Gros	$256,702
Steven Perrin	$167,256
Paul Little	$175,031

Equity Compensation

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success.

Our named executive officers and other employees will generally be provided annual equity awards.

Other Compensation

Our named executive officers are eligible to participate, on the same basis as our other employees, in our employee benefit plans, including our medical, dental, vision, life and disability plans, and our 401(k) plan. We generally do not provide our named executive officers with perquisites or other personal benefits.

401(k) Plan

We maintain a 401(k) plan for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”).

The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $20,500 for calendar year 2022. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2022 was up to an additional $6,500 above the statutory limit. We make matching contributions into the 401(k) plan on behalf of participants, matching 100% of participant contributions up to 6% of eligible compensation. Matching contributions vest immediately.

Agreements with Named Executive Officers

Employment Agreements

Each of our executive officers has an employment agreement that provides severance benefits in the event of certain qualifying terminations of employment, subject to the executive’s execution of a waiver and release of claims in favor of the Company and the existence of a proprietary information and inventions agreement between the executive and the Company.

Employment Agreement with Dr. Gros

We entered into an employment agreement with Dr. Gros on September 9, 2020, or the Gros employment agreement, under which Dr. Gros serves as our Chief Executive Officer. The Gros employment agreement provides that Dr. Gros is an at-will employee, sets forth his initial base salary of $500,000, and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Under the Gros employment agreement, Dr. Gros is entitled to participate in our annual incentive plan described above, under which Dr. Gros’s target annual incentive bonus is 60% of his annual base salary, subject to achievement of key performance indicators as determined by our Board in consultation with Dr. Gros.

Subject to the satisfaction of certain performance-related goals set forth in his employment agreement, Dr. Gros will be eligible to receive a performance bonus in the amount of $10,000,000, payable at the election of the Company in cash, common stock or in a combination of cash and common stock. As described in more detail below, Dr. Gros is also eligible to receive a grant of additional shares of common stock (which may be satisfied with a payment in cash in lieu of stock) that in the aggregate shall be equal to one percent of the total number of shares of common stock on a fully-diluted basis, subject to terms and conditions set forth in his employment agreement, as amended and described below.

Pursuant to the terms of the Gros employment agreement, if Dr. Gros’s employment is terminated for cause (as defined in his employment agreement) or by Dr. Gros without good reason (as defined in his employment agreement), Dr. Gros will receive (i) his base salary accrued through the date of termination, (ii) unpaid expense reimbursements, and (iii) any vested benefits under the employee benefit plans of the Company (the “vested compensation”). Pursuant to the terms of the Gros employment agreement, if Dr. Gros’s employment is terminated by the Company without cause (as defined in his employment agreement) or by Dr. Gros for good reason (as defined in his employment agreement), Dr. Gros will receive the vested compensation, and, subject to Dr. Gros’s execution of a release in favor of the Company, Dr. Gros will be entitled to receive: (i) an amount equal to twelve months of base salary, (ii) a pro rata portion of Dr. Gros’s annual target bonus for the year in which termination of service occurs, (iii) credit for an additional twelve months of vesting under all outstanding equity awards that are subject to time-based vesting criteria, and (iv) up to 12 months of health insurance reimbursement under COBRA. In the event that Dr. Gros’ employment is terminated without cause or for good reason within 90 days before or twelve months after a change in control of the Company (as defined in his employment agreement), in lieu of the severance payments and benefits described in the preceding sentences and subject to Dr. Gros’ execution of a release in favor of the Company, Dr. Gros will be entitled to receive, in addition to the vested rights: (i) an amount equal to 1.5 times his annual base salary and annual target bonus, (ii) full acceleration of vesting of all equity awards subject to time-based vesting criteria, and (iii) up to 18 months of health insurance reimbursement under COBRA.

Employment Agreement with Dr. Perrin

We entered into an employment agreement with Dr. Perrin on September 14, 2020, or the Perrin employment agreement, under which Dr. Perrin serves as our President and Chief Scientific Officer. The Perrin employment agreement provides that Dr. Perrin is an at-will employee, sets forth his initial base salary of $400,000, and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Dr. Perrin is entitled to participate in our annual incentive plan described above, under which Dr. Perrin’s target annual incentive bonus is 50% of his annual base salary, subject to achievement of key performance indicators as determined by our Board in consultation with Dr. Perrin.

Pursuant to the terms of the Perrin employment agreement, if Dr. Perrin’s employment is terminated for cause (as defined in his employment agreement) or by Dr. Perrin without good reason (as defined in his employment agreement), Dr. Perrin will receive (i) his base salary accrued through the date of termination, (ii) unpaid expense reimbursements, and (iii) any vested benefits under the employee benefit plans of the Company (the “vested compensation”). Pursuant to the terms of his employment agreement, if Dr. Perrin’s employment is terminated by the Company without cause (as defined in his employment agreement) or by Dr. Perrin for good reason (as defined in his employment agreement), Dr. Perrin will receive the vested compensation. Additionally, subject to Dr. Perrin’s execution of a release in favor of the Company, Dr. Perrin will be entitled to receive either: (i) an amount equal to 1.5 times his base salary payable over eighteen months if Dr. Perrin’s employment is terminated before the first anniversary of the effective date of the employment agreement, or (ii) an amount equal to 1.0 times his base salary payable over twelve months if Dr. Perrin’s employment is terminated after the first anniversary of the effective date of the employment agreement. Dr. Perrin will also be entitled to receive (i) acceleration of vesting of the equity awards initially granted to him under his employment agreement, and (ii) up to 12 months of health insurance reimbursement under COBRA. In the event that Dr. Perrin’s employment is terminated without cause, or Dr. Perrin terminates his employment for good reason, in either case within 30 days before or twelve months after a change in control, in lieu of the severance payments and benefits described in the preceding sentences and subject to Dr. Perrin’s execution of a release in favor of the Company, Dr. Perrin will be entitled to receive the vested compensation, as well as: (i) an amount equal to 1.0 times his base salary and annual target bonus for the year in which termination occurs, (ii) full acceleration of all equity awards subject to time-based vesting, and (iii) up to 18 months of health insurance reimbursement under COBRA.

Employment Agreement with Mr. Little

We entered into an employment agreement with Mr. Little on March 15, 2021, or the Little employment agreement, under which Mr. Little serves as our Chief Financial Officer. The Little employment agreement provides that Mr. Little is an at-will employee, sets forth his initial base salary of $410,000, and his eligibility to participate in employee benefit plans and programs generally available to other senior executives, as in effect from time to time. Mr. Little is entitled to participate in our annual incentive plan described above, under which Mr. Little’s target annual incentive bonus is 40% of his annual base salary, subject to achievement of key performance indicators as determined by our Board in consultation with Mr. Little.

Pursuant to the terms of the Little employment agreement, if Mr. Little’s employment is terminated for cause (as defined in his employment agreement) or by Mr. Little without good reason (as defined in his employment agreement), Mr. Little will receive (i) his base salary accrued through the date of termination, (ii) unpaid expense reimbursements, and (iii) any vested benefits under the employee benefit plans of the Company (the “vested compensation”). Pursuant to the terms of his employment agreement, if Mr. Little’s employment is terminated by the Company without cause (as defined in his employment agreement) or by Mr. Little for good reason (as defined in his employment agreement), Mr. Little will receive the vested compensation. Additionally, subject to Mr. Little’s execution of a release in favor of the Company, Mr. Little will be entitled to receive (i) an amount equal to 9 months of his base salary, payable over 9 months, (ii) accelerated vesting of the portion of all outstanding equity awards subject to time-based vesting that would have vested and become exercisable during the 9-month period following Mr. Little’s termination of employment, and (iii) up to 9 months of health insurance reimbursement under COBRA. In the event Mr. Little’s employment is terminated by the Company without cause (other than by reason of death or disability) or if Mr. Little resigns for good reason, in either event in connection with a change in control, Mr. Little shall be entitled to receive in lieu of the benefits described in the preceding sentences, and subject to Mr. Little’s execution of a release in favor of the Company, the vested compensation, as well as: (i) an amount equal to 1.0 times his base salary and annual target bonus for the year in which termination occurs, (ii) full acceleration of all equity awards subject to time-based vesting, (iii) payment equal to the greater of either Mr. Little’s annual target incentive bonus for the year in which the termination occurs or the annual target incentive bonus paid to Mr. Little with respect to the calendar year immediately preceding the calendar year during which the termination occurs, payable in a single lump sum, and (iv) up to 12 months of health insurance reimbursement under COBRA.

Employment Agreements Amendments for Dr. Gros and Dr. Perrin

On April 27, 2023, we entered into a letter agreement with Dr. Gros that amends his current employment agreement. Pursuant to the letter agreement, Dr. Gros remains entitled to a $10,000,000 performance bonus; however, the letter agreement entitles Dr. Gros to a pro-rata portion of his performance bonus in the event that his employment is terminated for any reason other than by the Company for cause and our market value at the time of termination of employment is equal to or greater than $600 million, but less than $1 billion. The threshold performance bonus payment is $6,000,000 at a $600 million market value and increases up to the maximum $10,000,000 bonus payable at a $1 billion market value using linear interpolation. The amendment also provides that market value is calculated by taking into account the total value of all securities treated as equity securities in the Company’s financial statements (“Market Value”).

In addition, the amendment provides for a retention bonus upon the earlier to occur of (i) a termination of his employment other than for cause, (ii) a change in control of the Company during the term of his employment, and (iii) July 31, 2026 (the earliest date to be the “Retention Bonus Date”). The retention bonus will be paid in cash or stock in an amount equal to the product of 761,589 multiplied by the difference between the fair market value of our common stock on the Retention Bonus Date over the fair market value of our common stock at the time of the initial closing of the Private Placement. The common stock price used to calculate the retention bonus, however, will be limited to a maximum of $9.00.

The amendment also provides for vesting acceleration of Dr. Gros’ outstanding equity awards. If Dr. Gros’ employment is terminated by the Company without cause or by him for good reason, subject to his execution of the release contemplated by his employment agreement, any then-unvested and outstanding performance-based equity awards will now (1) remain outstanding and eligible to vest if the applicable performance conditions are satisfied during the 12 months following such termination of employment, and (2) the term of such performance-based options will be extended until the earlier of (A) 90 days after the performance conditions are achieved and (B) the normal expiration date of such performance-based options. If Dr. Gros’ employment is terminated without cause or for good reason in connection with a change in control of the Company, subject to his execution of the release contemplated by his employment agreement, any then-unvested and outstanding performance-based equity awards will become fully vested at the target performance level.

Finally, the letter agreement modifies Dr. Gros’ rights to receive a grant of additional shares equal to one percent of the total number of shares of common stock on a fully-diluted basis. Dr. Gros will be eligible to receive a proportionate grant of common stock that will be equal to one percent of the fully diluted shares of common stock, upon the first occurrence of (i) the exercise of a majority of the Tranche C Warrants to purchase common stock or Pre-Funded Warrants held by the largest holder of such warrants on the initial closing of the Private Placement and (ii) the first date that is six months after the date on which topline data for the Company’s kidney transplantation phase 2 trial (K207) is available to the Company and where the Company’s Market Value is equal to or greater than $900 million for a period of 20 consecutive calendar days. Dr. Gros will be entitled to such new incentive shares if either of the above conditions are satisfied at any time during the term of his employment agreement or within 12 months following a termination of his employment without cause or for good reason.

On April 27, 2023, we entered into a letter agreement with Dr. Perrin amending his employment agreement. Dr. Perrin’s employment agreement was amended to provide for a retention bonus providing for substantially similar terms as those provided to Dr. Gros above. The only difference is that instead of using 761,589 in the calculation, the applicable number for the calculation will be 327,350 for Dr. Perrin.

Outstanding Equity Awards at Fiscal Year End 2022

The following table sets forth information regarding outstanding equity awards held by our named executive officers during the year ended of December 31, 2022.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
David-Alexandre C. Gros, M.D.	—	108,000	(1)	3.97	02/01/2032
	571,191	444,261	(2)	9.00	09/08/2030
Steven Perrin, Ph.D.	—	155,000	(1)	3.97	02/01/2032
	436,467	—		9.00	09/13/2030
	606,316	—		6.85	09/08/2030
	113,076	29,757	(3)	8.91	01/29/2030
	118,097	—		8.91	01/29/2030
	61,831	—		8.91	01/29/2030
Paul Little	—	155,000	(1)	3.97	02/01/2032
	70,000	90,000	(4)	13.94	03/15/2031

(1)
This option will vest as to 25.000% of the shares underlying the option on February 1, 2023 and vests as to an additional 6.250% of the shares underlying the option on the 1st day of each quarter thereafter through February 1, 2026.
(2)
This option vests as to 25.000% of the shares underlying the option on September 9, 2021 and vests as to an additional 2.083% of the shares underlying the option on the 9th day of each month thereafter through September 9, 2024.
(3)
This option vests as to 2.083% of the shares underlying the option on the 31st day of each month through October 31, 2023.
(4)
This option vests as to 25.000% of the shares underlying the option on March 15, 2022 and vests as to an additional 6.250% of the shares underlying the option on the 15th day of each quarter thereafter through March 15, 2025.

Pay versus Performance Table

The following table sets forth information regarding the Company’s performance and the “compensation actually paid” ("CAP") to our named executive officers, as calculated in accordance with SEC disclosure rules:

					Value of Initial Fixed $100 Investment Based on:(3)
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Company Total Shareholder Return(4)	Net Income (Loss)
2022	$1,118,493	$(1,975,346)	$1,053,485	$151,145	$15.20	$(87,966,000)
2021	$747,504	$(4,786,792)	$2,059,847	$797,373	$29.40	$(34,506,000)

(1)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the year indicated for Dr. Gros and (ii) the average of the total compensation reported in the Summary Compensation Table for the year indicated for the Company's named executive officers other than Dr. Gros. The Company’s other named executive officers were Dr. Perrin and Mr. Little for 2022 and Mr. Little and Mr. Smith for 2021.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers. Compensation Actually Paid reflects the Summary Compensation Table Total with certain adjustments as set forth in the table following this footnote.
(3)
Total Shareholder Return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020.

Year	Summary Compensation Table Total(1)	(Minus) Fair Value of Awards Granted in Fiscal Year(2)	Plus Fair Value of Outstanding and Unvested Awards Granted in Fiscal Year(3)	(Minus) Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Fiscal Years(4)	Plus Fair Value at Vesting of Awards Granted in Fiscal Year that Vested During Fiscal Year(5)	Plus/(Minus) Change in Fair Value as of Vesting Date of Awards Granted in Prior Fiscal Years that Vested During Fiscal Year(6)	(Minus) Fair Value as of Prior Fiscal Year-End of Awards Granted in Prior Fiscal Years that Failed to Vest During Fiscal Year(7)	Equals Compensation Actually Paid
David-Alexandre C. Gros
2022	$1,118,493	$(310,538)	$146,445	$(2,692,662)	$-	$(237,084)	$-	$(1,975,346)
2021	$747,504	$-	$-	$(3,296,735)	$-	$(2,237,561)	$-	$(4,786,792)
Other Named Executive Officers (Average)
2022	$1,053,485	$(445,679)	$210,176	$(533,527)	$-	$(133,310)	$-	$151,145
2021	$2,059,847	$(1,578,400)	$315,926	$-	$-	$-	$-	$797,373

(1)
Represents total compensation reported in the Summary Compensation Table for the year indicated. With respect to other named executive officers, amounts shown represent averages.
(2)
Represents the fair value of the stock option awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(3)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(4)
Represents the change in fair value during the indicated fiscal year of each option award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(5)
Represents the fair value at vesting of the option awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(6)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award that were granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(7)
Represents the fair value as of the last day of the prior fiscal year of the option award that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

Compensation Actually Paid ($ in 000s) $600 $400 $200 $0 ($200) ($400) ($600) ($800) ($1,000) ($1,200) ($1,400) ($1,600) 2020 2021 2022 $120.00 $100.00 $80.00 $60.00 $40.00 $20.00 $- TSR $100.00 $361 $68 $29.40 $(1,092) $(1,456) $15.20 PEO Compensation Actually Paid Eledon TSR Average NEO Compensation Actually Paid

Relationship Between Pay and Performance

As noted above, as is the case with many companies in the biotechnology industry, the Company’s incentive objectives are generally tied to our strategic and operational goals rather than financial goals. Accordingly, our compensation program is not influenced by financial metrics, such as net income.

For 2021, our net loss was $34,506,000 as compared to the “compensation actually paid” of $(4,786,792) for Dr. Gros and $797,373 for the average of our other named executive officers. With respect to 2022, our net loss was $87,966,000, while the “compensation actually paid” was $(1,975,346) for Dr. Gros and $151,145 for our other named executive officers.

The fluctuations in our CAP were driven by the fluctuations in our stock price over the two-year period, particularly in light of the leverage of our executive compensation program towards equity awards. The following graphic illustrates the relationship between the CAP to the PEO and average NEO and the Company’s TSR.

$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4,000)
($5,000)
($6,000)
Compensation Actually Paid ($ in 000s)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Value of Initial Fixed $100 Investment Based on TSR
$797
$29.40
$151
$(1,975)
$15.20
$(4,787)
2021
2022
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Eledon TSR

We are a clinical stage biotechnology company with no products approved for commercial sale and have not generated any revenue since our inception. Consequently, we did not use net income (loss) as a performance measure in our executive compensation program and we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
Compensation Actually Paid ($ in 000s)
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
$(70,000)
$(80,000)
$(90,000)
$(100,000)
Net Loss ($ in 000s)
$797
$151
$(34,506)
$(1,975)
$(4,787)
$(87,966)
2021
2022
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income

Performance Measures Used to Link Company Performance and Compensation Actually Paid to the NEOs

As described in Executive Compensation on page 18, the principal incentive elements in our executive compensation program were delivered in the form of annual incentives and equity awards. As is the case with many companies in the biotechnology industry, our annual incentive objectives are generally tied to the Company’s strategic and operational goals rather than financial goals. The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for 2022:

•
Announced topline results from a Phase 2a trial of tegoprubart demonstrating safety, dosed dependent target engagement, and a reduction across a broad set of inflammatory biomarkers, in patients living with Amyotrophic Lateral Sclerosis (ALS);
•
Enrolled subjects in a Phase 1 trial to evaluate tegoprubart for the prevention of rejection in kidney transplant recipients in Canada, Australia, and the United Kingdom;
•
Received FDA clearance of IND Application to evaluate tegoprubart for the prevention of rejection in kidney transplant recipients (Phase 2 BESTOW);
•
Enrolled subjects in a Phase 2 trial evaluating tegoprubart in IgA Nephropathy;
•
Announced a collaboration with eGenesis for the use of tegoprubart in pre-clinical xenotransplantation studies; and
•
Developed a tegoprubart formulation for subcutaneous route of administration.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information about our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had four equity compensation plans, each of which was approved by our stockholders: our 2007 Stock Incentive Plan or 2007 Plan, our 2014 Stock Incentive Plan or 2014 Plan, our 2020 Incentive Plan or 2020 Plan, and our 2014 Employee Stock Purchase Plan, or 2014 ESPP. The Company intends for the 2020 Plan to be its primary stock compensation plan in the future. The 2014 Plan was closed to new grants following the approval of the 2020 Plan, and therefore, there were no shares reserved for issuance under the 2007 and 2014 Plan as of December 31, 2022.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,787,047	(1)	$9.01	3,150,685	(2)
Equity compensation plans not approved by security holders	3,445,987	(3)	$8.54	—
Total	5,233,034		$8.70	3,150,685	(4)

(1)
Consists of (i) 1,151 shares to be issued upon exercise of outstanding options under our 2007 Plan as of December 31, 2022; (ii) 72,519 shares to be issued upon exercise of outstanding options under our 2014 Plan as of December 31, 2022; and (iii) 1,713,352 shares to be issued upon exercise of outstanding options under our 2020 Plan as of December 31, 2022.
(2)
Consists of (i) 3,126,608 shares that remained available for future issuance under our 2020 Plan as of December 31, 2022 and (ii) 24,077 shares that remained available for future issuance under our 2014 ESPP as of December 31, 2022. The 2014 ESPP has been frozen since 2017. No shares remained available for future issuance under the 2007 Plan and 2014 Plan as of December 31, 2022.
(3)
Consists of (i) 1,225,568 shares to be issued upon exercise of outstanding options assumed in the Anelixis Transaction and (ii) 2,220,419 shares to be issued upon exercise of outstanding options to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.
(4)
On December 18, 2020, the Company’s stockholders approved the 2020 Plan with an initial aggregate number of shares available thereunder of 4,860,000. This table does not reflect the 9,600,000 additional shares that will be available under the 2020 Plan if shareholders approve the 2020 Plan proposal below.

DIRECTOR COMPENSATION

2022 Non-Employee Director Compensation Policy

Our Board has approved a compensation policy for our non-employee directors that is designed to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Under our non-employee director compensation policy, we pay each of our non-employee directors a cash retainer for service on the Board and for service on each committee on which the director is a member. The Board Chair and chair of each committee receives an additional retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board.

Cash Compensation

Based on a review of compensation practices, the Board has approved the following compensation for non-employee directors:

	2022
Name	Member Annual Service Retainer	Chairperson Annual Service Retainer
Board of Directors	$40,000	$175,000
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000
Science and Technology Committee	$7,500	$15,000

Equity Compensation

Our non-employee director compensation plan provides for (i) an initial equity grant of 40,000 stock options, which vest ratably over two years, subject to the director’s continued service as a director, and (ii) annual equity grants of 20,000 stock options, which vest after one year, subject to the director’s continued service as a director.

In 2022, annual equity grants of 20,000 stock options were issued to each non-employee director of our Board.

Expense Reimbursement

Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at board and committee meetings.

Fiscal Year 2022 Director Compensation Table

The compensation provided to our non-employee directors in 2022 is enumerated in the table below. The table excludes David-Alexandre C. Gros, M.D., our CEO, and Steve Perrin, Ph.D, our President and Chief Scientific Officer, both of whom served as executive officers in 2022. Neither Dr. Gros nor Dr. Perrin received any compensation for serving as a director in 2022.

The following table sets forth information regarding compensation earned by our non-employee directors during for the year-ended December 31, 2022:

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total Compensation
Keith A. Katkin(2)	$175,000	$58,114	$233,114
Gary A. Lyons(2)	$65,000	$58,114	$123,114
Jan Hillson, M.D.(2)	$47,500	$58,114	$105,614
John S. McBride(2)	$65,000	$58,114	$123,114
June Lee, M.D.(2)	$67,500	$58,114	$125,614
Walter Ogier(2)	$65,000	$58,114	$123,114

(1)
The dollar amounts in this column represent the grant date fair value of the stock options granted during 2022. These amounts have been calculated in accordance with Financial Accounting Standards Board (“FASB”) ASC 718, Compensation – Stock Compensation, and, with respect to stock options, using the Black-Scholes option-pricing model. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards. These amounts do not necessarily correspond to the actual value that may be recognized from the stock options by the applicable directors.
(2)
As of December 31, 2022, each non-employee director holds the following number of outstanding and unexercised options: Mr. Katkin 352,087 options, Mr. Lyons 87,461 options, Mr. McBride 89,305 options, Dr. Lee 60,000 options, Dr. Hillson 60,000 options and Mr. Ogier 267,784 options.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2023 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;
•
each of our current directors;
•
our named executive officers; and
•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options, restricted stock unit awards or warrants that are currently exercisable or will become exercisable within 60 days after March 31, 2023 are considered outstanding and beneficially owned by the person holding the options, restricted stock units or warrants for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to applicable community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 13,776,788 shares of our common stock outstanding as of March 31, 2023. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with BVF Partners L.P. (1)	2,326,710	16.9%
Entities affiliated with Cormorant Global Healthcare Master Fund L.P. (2)	1,391,663	9.9%
ALS Therapy Development Institute (3)	1,325,585	9.6%
Named Executive Officers and Directors:
Steven Perrin(4)	1,397,128	9.2%
David-Alexandre C. Gros(5)	767,718	5.3%
Keith A. Katkin(6)	352,764	2.5%
Walter Ogier(7)	267,784	1.9%
Paul Little(8)	138,438	*
Bryan Smith(9)	116,750	*
John S McBride(10)	89,305	*
Gary A. Lyons(11)	87,461	*
June Lee(12)	60,000	*
Jan Hillson(13)	40,000	*
All executive officers and directors as a group (10 persons)(14)	3,317,348	19.4%

(1)
Based on information provided in a Schedule 13G/A filed by Biotechnology Value Fund LP (“BVF”) on January 28, 2022. According to the Schedule 13G/A, (i) BVF and BVF I GP LLC have shared voting and shared dispositive power over 1,274,973 shares of our common stock, (ii) Biotechnology Value Fund II, L.P. and BVF II GP, LLC have shared voting and shared dispositive power over 975,412 shares of our common stock, (iii) Biotechnology Value Trading Fund OS LP and BVF Partners OS Ltd. have shared voting and shared dispositive power over 58,688 shares of our common stock, (iv) BVF GP Holdings LLC has shared voting and shared dispositive power over 2,250,385 shares of our common stock, and (v) BVF Partners L.P., BVF Inc. and Mark N. Lampert have shared voting and shared dispositive power over 2,326,710 shares of our common stock. Consists of 2,309,073 shares of common stock held by Biotechnology Value Fund, L.P.

(“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), Biotechnology Value Trading Fund OS L.P. (“Trading Fund OS”), and 17,637 shares held in a certain Partners managed account (collectively, the “BVF Entities”). The shares reported in the table above do not include shares of common stock issuable upon conversion of convertible preferred stock and warrants held by certain of the foregoing entities. The convertible preferred stock and warrants are each subject to a beneficial ownership limitation of 9.99%, which does not permit the foregoing entities to convert or exercise that portion of the convertible preferred stock or warrants, as applicable, that would result in the entities owning, after conversion or exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The amounts and percentages in the table give effect to the 9.99% beneficial ownership limitations. The address of BVF is 44 Montgomery St., 40th Floor, San Francisco, California 94104.
(2)
Based on information provided in a Schedule 13G filed by Cormorant Asset Management, L.P. on February 14, 2023. According to the Schedule 13G, Cormorant Global Healthcare Master Fund, LP (“Master Fund”), Cormorant Global Healthcare GP, LLC, Cormorant Asset Management, LP and Bihua Chen (collectively, the “Cormorant Entities”) have shared voting and shared dispositive power over the shares of our common stock. The shares reported in the table above do not include additional shares of common stock issuable upon conversion of convertible preferred stock. The shares of convertible preferred stock are subject to a beneficial ownership limitation of 9.99%, which does not permit the Cormorant Entities to convert that portion of the convertible preferred stock that would result in the Cormorant Entities owning, after conversion, a number of shares of common stock in excess of the beneficial ownership limitation. The amounts and percentages in the table give effect to the 9.99% beneficial ownership limitation based on a total of 13,776,788 shares of our common stock outstanding as of March 31, 2023. Cormorant Global Healthcare GP, LLC serves as the general partner of the Master Fund. Cormorant Asset Management, LP serves as the investment manager to the Master Fund. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC and the general partner of Cormorant Asset Management, LP. The address of Cormorant Global Healthcare is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(3)
Based on information available to the Company. The address of ALS Therapy Development Institute is 300 Technology Square, Suite 400, Boston, MA 02139.
(4)
Consists of (i) 1,000 shares of common stock and (ii) 1,396,128 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(5)
Consists of (i) 9,000 shares of common stock and (ii) 758,718 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(6)
Consists of (i) 677 shares of common stock and (ii) 352,087 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(7)
Consists of 267,784 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(8)
Consists of (i) 10,000 shares of common stock and (ii) 128,438 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(9)
Consists of 116,750 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(10)
Consists of 89,305 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(11)
Consists of 87,461 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(12)
Consists of 60,000 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(13)
Consists of 40,000 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(14)
Consists of (i) 20,677 shares of common stock and (ii) 3,296,671 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

Our audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2022 and discussed them with our management and our independent registered public accounting firm for the year ended December 31, 2022, KMJ Corbin & Company LLP.

Our audit committee has also received from, and discussed with, KMJ Corbin & Company LLP various communications that KMJ Corbin & Company LLP is required to provide to our audit committee, including the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, KMJ Corbin & Company LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

By the audit committee of the Board of Directors of Eledon Pharmaceuticals, Inc.

John S. McBride

Walter Ogier

Gary A. Lyons

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

Our Certificate of Incorporation provides for a classified board of directors. This means our Board is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders.

Our Board currently consists of eight members, divided into three classes as follows:

•
Class I is comprised of June Lee, Walter Ogier, and Steven Perrin, each with a term ending at the 2024 annual meeting of stockholders.;
•
Class II is comprised of Keith A. Katkin and John S. McBride, each with a term ending at the 2025 annual meeting; of stockholders;
•
Class III is comprised of David-Alexandre C. Gros, Gary A. Lyons and Jan Hillson, each with a term ending at the Annual Meeting.

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Our Board, on the recommendation of our nominating and corporate governance committee, has nominated David-Alexandre C. Gros and Jan Hillson for election as Class III directors, each with a term ending at the 2026 annual meeting of stockholders. Dr. Gros has been a member of the Board and Chief Executive Officer since September 2020. Dr. Hillson has been a member of our Board since July 2021 and currently serves on our science and technology committee. For additional information regarding our director nominees and continuing directors, see “Board of Directors and Corporate Governance” above. Gary A. Lyons, a current Class III director, is retiring from the Board immediately prior to the Annual Meeting and will not be standing for election. The Board does not currently intend to fill the vacancy resulting from Mr. Lyon's retirement from the Board, and intends to decrease the size of the Board to seven directors following the Annual Meeting. As a result, stockholders may not vote for more than two nominees for election as Class III directors at the Annual Meeting.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of each of the Class III nominees identified above to a three-year term ending at the 2026 annual meeting of stockholders, each such nominee to hold office until their respective successor has been duly elected and qualified. Each of the nominees has indicated a willingness to continue to serve as director, if elected. In the event that any nominee should be unable or unwilling for good cause to serve if elected, discretionary authority is reserved for the named proxy holders to vote for a substitute nominee, or to reduce the number of directors on our Board. We do not expect that any of the nominees will be unable or unwilling for good cause to serve if elected.

Vote Required; Recommendation of the Board of Directors

A plurality of the votes cast by the stockholders entitled to vote on the election (meaning that the two director nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected as Class III directors). Broker non-votes and votes that are withheld will have no effect on the outcome of the election.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DAVID-ALEXANDRE C. GROS, M.D. AND JAN HILLSON, M.D. tO SERVE AS CLASS III DIRECTORS.

Proposal 2: Approval of an Amendment to the Company's 2020 Incentive Plan

Stockholders are being asked to approve an amendment to the Eledon Pharmaceuticals, Inc. 2020 Long Term Incentive Plan (the “2020 Incentive Plan”), which was adopted, subject to stockholder approval, by our Board on April 26, 2023. The amendment to the 2020 Incentive Plan includes the following changes:

•
Increase in Share Limits. The 2020 Incentive Plan currently limits the aggregate number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the 2020 Incentive Plan to 4,860,000 shares (the “Plan Share Limit”). The proposed amendment to the 2020 Incentive Plan would increase each the Plan Share Limit by 9,600,000 shares so that the new Plan Share Limit for the 2020 Incentive Plan would be 14,460,000 shares.
•
Extension of Plan Term. The Company’s authority to grant new awards under the 2020 Incentive Plan, as currently in effect, is scheduled to expire on November 15, 2030. The proposed amendment to the 2020 Incentive Plan would extend the Company’s ability to grant new awards under the plan through April 26, 2033.

As of December 31, 2022, a total of 1,733,392 shares of the Company’s Common Stock were then subject to outstanding awards granted under the 2020 Incentive Plan, and an additional 3,126,608 shares of the Company’s Common Stock were then available for new award grants under the 2020 Incentive Plan. If stockholders approve this 2020 Incentive Plan proposal, which includes an increase in the aggregate share limit by 9,600,000, the number of shares available for new awards would increase from 3,126,608 shares to 12,726,608 shares (based on awards outstanding as of December 31, 2022).

The Company believes that Incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the 2020 Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. As discussed in the “Narrative to the Summary Compensation Table” above, our long-term equity incentives help align our named executive officers’ interests with those of our stockholders, help hold executives accountable for performance, and help us attract, motivate and retain executives. Our Board approved the foregoing proposed amendment to the 2020 Incentive Plan based on a belief that the number of shares currently available for new award grants under the 2020 Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Our Board believes that the proposed amendments to the 2020 Incentive Plan will give us greater flexibility to structure future incentives and better attract, retain and reward our executives and key employees.

If stockholders do not approve this 2020 Incentive Plan proposal, the Company will continue to have the authority to grant awards under the 2020 Incentive Plan as it was previously in effect, without giving effect to the proposed amendment.

Summary Description of the 2020 Incentive Plan

The following summary of the material terms of the 2020 Incentive Plan is qualified in its entirety by reference to the complete text of the 2020 Incentive Plan which is set forth in the Appendix to this Proxy Statement. Stockholders are encouraged to read the text of the 2020 Incentive Plan in its entirety.

Purpose. The 2020 Incentive Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates and provide a means by which the eligible recipients may benefit from increases in the value of our stock.

Eligibility. Awards may be granted to our employees and our subsidiaries’ employees, including officers, non-employee directors and consultants. Only our employees and those of our subsidiaries are eligible to receive incentive stock options. As of the record date, 15 employees and 6 non-employee directors would have been eligible to receive awards under the 2020 Incentive Plan.

Types of Awards. The 2020 Incentive Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance cash awards.

Authorized Shares. Subject to adjustment for certain dilutive or related events, the aggregate maximum number of shares of our stock that may be issued pursuant to stock awards under the 2020 Incentive Plan initially does not exceed 4,860,000 shares of the Company’s common stock plus (i) any shares of common stock that remained available for grant under the 2014 Incentive Plan as of the original effective date of the 2020 Incentive Plan, and (ii) any shares of common stock subject to outstanding awards under the 2014 Incentive Plan as of the original effective date of the 2020 Incentive Plan that on or after such effective date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash. If stockholders approve this 2020 Incentive Plan proposal, the maximum number of shares of common stock that may be issued pursuant to awards under the 2020 Incentive Plan will be 14,460,000 shares, an increase of 9,600,000 additional shares.

If a stock award or any portion of a stock award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the stock award having been issued, then the shares of stock subject to the stock award (or portion thereof) that expires, is cancelled or forfeited or otherwise terminates shall revert and again be available for issuance under the 2020 Incentive Plan. In addition, the aggregate number of shares of stock available for issuance under the 2020 Incentive Plan at any time will not be reduced by (i) shares of stock subject to stock awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares of stock subject to stock awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a stock award, or (iii) shares of stock subject to stock awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares of stock that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a stock award will be available for issuance under the 2020 Incentive Plan.

The aggregate maximum number of shares of stock that may be issued on the exercise of incentive stock options is 4,860,000 shares of the Company’s Common Stock. Shares issued under the 2020 Incentive Plan may consist of our authorized but unissued or reacquired stock, including shares repurchased by us on the open market or otherwise or shares classified as treasury shares.

Plan Administration. Our Board has the authority to administer the 2020 Incentive Plan, including the powers to: (i) determine who will be granted awards and what type of award, when and how each award will be granted, the provisions of each award (which need not be identical), the number of shares or cash value subject to an award and the fair market value applicable to an award; (ii) construe and interpret the 2020 Incentive Plan and awards granted thereunder and establish, amend and revoke rules and regulations for administration of the 2020 Incentive Plan and awards, including the ability to correct any defect, omission or inconsistency in the 2020 Incentive Plan or any award document; (iii) settle all controversies regarding the 2020 Incentive Plan and awards granted thereunder; (iv) accelerate or extend, in whole or in part, the time during which an award may be exercised or vested or at which cash or shares may be issued; (v) suspend or terminate the 2020 Incentive Plan; (vi) amend the 2020 Incentive Plan; (vii) submit any amendment to the 2020 Incentive Plan for stockholder approval; (viii) approve forms of award documents for use under the 2020 Incentive Plan and to amend the terms of any one or more outstanding awards; (ix) generally exercise such powers and perform such acts as our Board may deem necessary or expedient to promote our best interests and that are not in conflict with the provisions of the 2020 Incentive Plan or any award documents; and (x) adopt procedures and sub-plans as are necessary or appropriate.

Subject to the provisions of the 2020 Incentive Plan, our Board may delegate all or some of the administration of the 2020 Incentive Plan to a committee of one or more directors and may delegate to one or more officers the authority to designate employees who are not officers to be recipients of options and stock appreciation rights (and, to the extent permitted by applicable law, other stock awards) and, to the extent permitted by applicable law, to determine the terms of such awards and the number of shares of stock to be subject to such stock awards granted to such employees. Unless otherwise provided by our Board, delegation of authority by our Board to a committee or an officer will not limit the authority of our Board. All determinations, interpretations and constructions made by our Board (or another authorized committee or officer exercising powers delegated by our Board) in good faith will be final, binding and conclusive on all persons.

Stock Options. A stock option may be granted as an incentive stock option or a nonqualified stock option. The option exercise price may not be less than the fair market value of the stock subject to the option on the date the option is granted (or, with respect to incentive stock options, less than 110% of the fair market value if the recipient owns stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of any affiliate (a “Ten Percent Stockholder”) unless the option was granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Options will not be exercisable after the expiration of ten years from the date of grant (or five years, in the case of an incentive stock option issued to a Ten Percent Stockholder). Each award agreement will set forth the number of shares subject to each option. The purchase price of any shares acquired pursuant to an option may be payable in cash, check, bank draft, money order, net exercise or as otherwise determined by our Board and set forth in the award agreement, including through an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under the option and the delivery of previously owned shares. The vesting schedule applicable to any option, including any performance conditions, will be as set forth in the award agreement.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right that entitles the participant to receive, in cash or shares of stock or a combination thereof, as determined by our Board, value equal to or otherwise based on the excess of (i) the fair market value of a specified number of shares at the time of exercise over (ii) the exercise price of the right, as established by our Board on the date of grant. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the stock at the time of exercise exceeds the exercise price of the SAR. The exercise price of each SAR may not be less than the fair market value of the stock subject to the award on the date the SAR is granted, unless the SAR was granted pursuant to an assumption of or substitution for another option in a manner satisfying the provisions of Section 409A. SARs will not be exercisable after the expiration of ten years from the date of grant. Each award agreement will set forth the number of shares subject to the SAR. The vesting schedule applicable to any SAR, including any performance conditions, will be as set forth in the award agreement.

Provisions Applicable to Both Options and SARs

Transferability. Our Board may, in its sole discretion, impose limitations on the transferability of options and SARs. Unless our Board provides otherwise, an option or SAR will not be transferable except by will or the laws of descent and distribution and will be exercisable during the lifetime of a participant only by such participant. Our Board may permit transfer of an option or SAR in a manner not prohibited by applicable law. Subject to approval by our Board, an option or SAR may be transferred pursuant to the terms of a domestic relations order or similar instrument or pursuant to a beneficiary designation.

Termination of Service. Except as otherwise provided in an applicable award document or other agreement between us or any affiliate and a participant, upon a termination for any reason other than for cause or due to death or disability, a participant may exercise his or her option or SAR (to the extent such award was exercisable as of the date of termination) for a period of three months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s disability, unless otherwise provided in an applicable award or other agreement, the participant may exercise his or her option or SAR (to the extent that such award was exercisable as of the date of termination) for a period of 12 months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s death, unless otherwise provided in an applicable award or other agreement, the participant’s estate may exercise the option or SAR (to the extent such award was exercisable as of the termination date) for a period of eighteen months following the termination date or, if earlier, until the expiration of the term of such award. Unless provided otherwise in an award or other agreement, an option or SAR will terminate on the date that a participant is terminated for cause and the participant will not be permitted to exercise such award.

Neither an option nor SAR may be modified to reduce the exercise price thereof nor may a new option, SAR or other award at a lower price be substituted or exchanged for a surrendered option or SAR (other than adjustments or substitutions in accordance with the 2020 Incentive Plan relating to certain dilutive or related events), unless such action is approved by the stockholders of the Company.

Awards Other Than Options and SARs

Restricted Stock and Restricted Stock Units. Restricted Stock is an award of shares, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment) and terms as our Board deems appropriate. Restricted stock units (“RSUs”) are an award denominated in units under which the issuance of shares (or cash payment in lieu thereof) is subject to such conditions (including continued employment) and terms as our Board deems appropriate. Each award document evidencing a grant of restricted stock or RSUs will set forth the terms and conditions of the award, including vesting and forfeiture provisions, transferability and, if applicable, right to receive dividends or dividend equivalents.

Performance Awards. A performance award is a stock or cash award that is payable contingent upon the attainment during a performance period of certain performance goals. A performance award may, but need not, require the completion of a specified period of service. The length of any performance period, the applicable performance goals and the measurement of whether and to what degree such performance goals have been attained will be as determined by the Compensation Committee, our Board or an authorized officer. We retain the discretion to define the manner of calculating the performance criteria it selects to use for a performance period.

Certain Adjustments. In the event of any change in our capitalization, our Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2020 Incentive Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding stock awards. Our Board will make such adjustments, and its determination will be final, binding and conclusive. Unless provided otherwise in an award or other agreement, in the event of our dissolution or liquidation, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of our stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of stock subject to our repurchase rights or subject to forfeiture may be repurchased or reacquired by us notwithstanding the fact that the holder of such stock award is providing continuous service; provided, however, that our Board may, in its sole discretion, provide that some or all stock awards will become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent not already expired or terminated) before the dissolution or liquidation is completed but contingent upon its completion.

Change in Control. Unless provided otherwise in an award agreement or other agreement between us or an affiliate and the participant, in the event of Change in Control (as defined in the 2020 Incentive Plan), our Board will take one or more of the following actions with respect to each outstanding award, contingent upon the closing or completion of the Change in Control:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar stock award for the award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the company pursuant to the Change in Control);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by us in respect of stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as determined by our Board, with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such accelerated exercise rights reversed if the Change in Control does not become effective;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

(v) cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as our Board, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled award; and

(vi) cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment equal to the excess, if any, of (A) the value in the Change in Control of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

Our Board need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants and may take different actions with respect to the vested and unvested portions of an award. In the absence of any affirmative determination by our Board at the time of a Change in Control, each outstanding award will be assumed or an equivalent award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, referred to as a successor corporation, unless the successor corporation does not agree to assume the award or to substitute an equivalent award, in which case the vesting of such award will accelerate in its entirety (along with, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as our Board will determine (or, if our Board does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

Acceleration of Awards upon a Change in Control. An award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement for such award or as may be provided in any other written agreement between us or an affiliate and the participant, but in the absence of such provision, no such acceleration will occur.

Termination and Amendment. Our Board or the Compensation Committee may suspend or terminate the 2020 Incentive Plan at any time. No incentive stock options may be granted under the 2020 Incentive Plan after the tenth anniversary of the date our Board adopted the 2020 Incentive Plan. No awards may be granted under the 2020 Incentive Plan while the 2020 Incentive Plan is suspended or after it is terminated. If stockholders approve this 2020 Incentive Plan proposal, the term of the 2020 Incentive Plan will be extended through April 26, 2033.

Promotion of Good Corporate Governance Practices

The 2020 Incentive Plan provides for the following governance features:

•
Awards subject to exercise, including stock options and stock appreciation rights, may not have a term in excess of ten years and may not be granted at a discount to the fair market value of our stock on the grant date;
•
Awards may not be repriced without stockholder approval;
•
Awards under the 2020 Incentive Plan, including any shares subject to an award, may be subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company now or in the future; and
•
Dividend and dividend equivalent rights may not be paid on any unvested restricted stock or restricted stock units or unearned performance awards.

U.S. Federal Income Tax Consequences of Awards under the 2020 Incentive Plan

The U.S. federal income tax consequences of the 2020 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to non-qualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2020 Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock units are taxed when shares of Common Stock are delivered in payment of vested stock units; and cash and stock-based performance awards, stock units, and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2020 Incentive Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 payable to current or former named executive officers (including amounts attributable to equity-based and other incentive awards) may not be deductible by the Company in certain circumstances.

Specific Benefits under the 2020 Incentive Plan

The Company has not approved any awards that are conditioned upon shareholder approval of this 2020 Incentive Plan proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the 2020 Incentive Plan. If the proposed amendment to the 2020 Incentive Plan had been in effect in fiscal 2022, the Company expects that its award grants for fiscal 2022 would not have been different from those actually made in that year under the 2020 Incentive Plan. For information regarding the outstanding stock-based awards granted to the Company’s named executive officers as of the end of fiscal 2022, see “Executive Compensation — Outstanding Equity Awards at Fiscal Year End 2022.”

As described under the heading “Director Compensation” above our non-employee director compensation plan provides for (i) an initial equity grant of 40,000 stock options, which vest ratably over two years, subject to the director’s continued service as a director, and (ii) annual equity grants of 20,000 stock options, which vest after one year, subject to the director’s continued service as a director with such options granted pursuant to the 2020 Incentive Plan.

Potential Dilution

“Overhang” refers to the number of shares of the Company’s common stock that are subject to outstanding awards or remain available for new award grants. “Burn rate” refers to the number of shares of the Company’s common stock subject to awards that the Company grants over a particular period of time. The following paragraphs include additional information, including regarding overhang and burn rate, to help shareholders assess the potential dilutive impact of the Company’s equity awards and the proposed amendments to the 2020 Incentive Plan.

The following table shows the total number of shares of the Company’s common stock that were (i) subject to outstanding restricted stock unit and unvested restricted stock awards with only time-based vesting requirements, (ii) subject to outstanding performance-based vesting restricted stock unit awards (at the targeted level of performance), (iii) subject to outstanding stock options, and (iv) then available for new award grants, in each case in the aggregate under the 2020 Incentive Plan, the 2014 Stock Incentive Plan, the 2007 Stock Incentive Plan and inducement grants as of December 31, 2022 and as of March 31, 2023. The Company’s ESPP is intended as a qualified employee share purchase plan under Section 423 of the Code. The ESPP generally provides for broad-based participation by employees of our Company (and certain of its subsidiaries) and affords employees who elect to participate an opportunity to purchase shares of common stock at a discount, however it has been frozen since 2014 and the shares remaining available under the ESPP are not included in this section.

	As of December 31, 2022	As of March 31, 2023
Shares subject to outstanding stock-based awards (excluding restricted stock unit awards and performance-based vesting conditions)	5,218,034 of which 1,698,375 were subject to options outstanding under the 2020 Incentive Plan.	6,614,472 of which 3,094,790 were subject to options outstanding under the 2020 Incentive Plan.
Shares subject to outstanding restricted stock and unit awards only (excluding those with performance-based vesting conditions)	15,000 all of which were subject to outstanding restricted stock under the 2020 Incentive Plan.	15,000 all of which were subject to outstanding restricted stock under the 2020 Incentive Plan.
Shares subject to outstanding stock-based awards with performance-based vesting conditions only (at the targeted level of performance)	—	153,600 all of which were subject to performance options outstanding under the 2020 Incentive Plan.
Total Shares subject to outstanding stock-based awards (including restricted stock and unit awards and performance-based vesting conditions)

5,233,034 with outstanding options having a weighted-average remaining term of 8.1 years and a weighted-average exercise price of $8.69, of which 1,713,375 were subject to options outstanding under the 2020 Incentive Plan.

6,783,072 with outstanding options having a weighted-average remaining term of 8.0 years and a weighted-average exercise price of $7.41, of which 3,263,390 were subject to options outstanding under the 2020 Incentive Plan.

Shares available for new award grants	3,126,608 all of which were available for new award grants under the 2020 Incentive Plan	1,576,570 all of which were available for new award grants under the 2020 Incentive Plan

The total number of shares of the Company’s common stock subject to awards that the Company granted under the 2020 Incentive Plan, the 2014 Stock Incentive Plan, the 2007 Stock Incentive Plan and inducement grants, in the aggregate, over the last three fiscal years, and to-date (as of March 31, 2023) for fiscal 2023, are as follows:

•
3,621,479 shares in fiscal 2020 (of which all shares were subject to stock option awards and no shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and no shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).
•
4,233,977 shares in fiscal 2021 (of which 4,213,977 shares were subject to stock option awards, 20,000 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and no shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).
•
5,233,034 shares in fiscal 2022 (of which 5,218,034 shares were subject to stock option awards, 15,000 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and no shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).
•
6,783,072 shares in fiscal 2023 through March 31, 2023 (of which 6,614,472 shares were subject to stock option awards, 15,000 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 153,600 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

In this 2020 Incentive Plan proposal (including in the paragraph above), the number of shares granted pursuant to performance-based vesting stock awards, and the number of shares subject to any such awards outstanding on a particular date as well as the number of shares remaining available under the 2020 Incentive Plan for new award grants on any particular date, is based on the targeted level of performance as to such awards. The total number of shares of Common Stock subject to outstanding stock awards granted under the 2020 Incentive Plan with performance-based vesting conditions that became eligible to vest each year because the applicable performance-based condition was satisfied in that year (subject to the satisfaction of any applicable time-based vesting requirements) was as follows: none in fiscal 2020, fiscal 2021 and fiscal 2022, and 153,600 to date (as of March 31, 2023) in fiscal 2023.

The Compensation Committee anticipates that the shares of the Company’s common stock that will be available for new award grants under the 2020 Incentive Plan if stockholders approve this proposal will provide the Company with flexibility to continue to grant equity awards under the 2020 Incentive Plan through approximately the end of fiscal 2026 (reserving sufficient shares to cover potential payment of performance-based awards at maximum payment levels). However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants under the 2020 Incentive Plan in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Company’s common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of our employees, changes in the number of our officers, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, the number of shares that become available for new award grants pursuant to the terms of the plan (for example, as a result of award forfeitures), whether and the extent to which any applicable performance-based vesting requirements are satisfied and how the Company chooses to balance total compensation between cash and equity-based awards.

To help assess the potential dilutive impact of the 2020 Incentive Plan proposal, the total number of additional shares of the Company's common stock that could be outstanding upon the initial closing, the second and third closings, and the exercise of the Common Warrants of the Private Placement, as well as the conversion of the existing Series X Non-Voting Convertible Preferred Stock, the Series X1 Non-Voting Convertible Preferred Stock, and existing pre-funded warrants is 96,942,033 shares, before giving effect to beneficial ownership limits applicable to the securities. In the event that, for example, the Private Placement funding conditions for the second and third closings are not met, the Private Placement Common Warrants are not exercised, and/or the convertible preferred stock and existing pre-funded warrants are not converted, then the total number of additional shares of the Company’s common stock that would be outstanding would be materially lower than 96,942,033 shares. For further information regarding the Private Placement, see “Information Regarding Recent Financing Transaction” above.

The weighted average number of shares of the Company’s Common Stock issued and outstanding in each of the last three fiscal years is 1,451,432 in fiscal 2020, 14,819,582 in fiscal 2021, and 14,285,254 in fiscal 2022. The number of shares of the Company’s common stock issued and outstanding as of March 31, 2023 was 13,766,788 shares (this excludes 7,407,664 in common shares that may become issuable upon the conversion of the Series X Non-Voting Convertible Preferred Stock, the Series X1 Non-Voting Convertible Preferred Stock and pre-funded warrants, before giving effect to beneficial ownership limits applicable to the securities). The closing market price for a share of the Company’s common stock as of March 31, 2023 was $2.36 per share. In connection with the initial closing of the Private Placement, the number of shares of the Company’s common stock issued and outstanding will be 22,506,956 shares (this excludes 6,421,350 shares that may become issuable upon exercise of pre-funded warrants issued in lieu of shares of common stock, before giving effect to beneficial ownership limits applicable to the securities). The foregoing share amounts do not include 45,454,545 shares of common stock that may become issuable (or subject to additional pre-funded warrants) upon the second or third closings of the Private Placement if the mandatory funding conditions are satisfied, or the 15,151,518 shares of common stock that may become exercisable upon exercise of the Common Warrants.

Aggregate Past Grants Under the 2020 Incentive Plan

As of March 31, 2023, 6,783,072 shares (stock options and restricted stock units) subject to outstanding awards of which 3,263,390 shares of the Company’s common stock had been granted under the 2020 Incentive Plan. (This number of shares includes all shares subject to awards before giving effect to forfeitures and performance-based awards measured at the targeted level of performance.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock units vesting prior to and option and unvested restricted stock units holdings as of that date.

	STOCK OPTIONS				RESTRICTED STOCK UNITS
			Number of Underlying Options as of March 31, 2023
Name and Position	Number of Options Subject to Past Grants	Number of Shares Acquired on Exercise	Exercisable	Unexercisable	Number of Units Subject to Past Grants	Number of Units Vested as of March 31, 2023	Number of Units Outstanding and unvested as of March 31, 2023
Named Executive Officers:
David-Alexandre C. Gros, M.D.	1,577,052	—	703,257	873,795	—	—	—
Steven Perrin, Ph.D	1,675,544	—	1,383,464	292,080	—	—	—
Paul Little	470,000	—	118,750	351,250	—	—	—
Total for All Current Executive officers (4 persons, including the Named Executive Officers):	4,156,096	—	2,304,815	1,851,281	—	—	—

Non-Executive Director Group(1):
Keith A. Katkin	372,087	—	352,087	20,000	—	—	—
Gary A. Lyons	107,461	—	87,461	20,000	—	—	—
Jan Hillson, M.D.	80,000	—	40,000	40,000	—	—	—
John S. McBride	109,305	—	89,305	20,000	—	—	—
June Lee, M.D.	80,000	—	60,000	20,000	—	—	—
Walter Ogier	287,784	—	267,784	20,000	—	—	—
Total for Non-Executive Director Group (6 persons):	1,036,637	—	896,637	140,000	—	—	—

All employees, including all current officers who are not executive officers or directors, as a group:	1,575,339	—	378,642	1,196,697	35,000	20,000	15,000
Total Outstanding:	6,768,072	—	3,580,094	3,187,978	35,000	20,000	15,000

(1) Jan Hillson M.D. is a nominee for re-election at the Annual Meeting.

Equity Compensation Plans

For more information on the Company’s equity compensation plans, please see the section titled “Equity Compensation Plan Information” on page 27 of this Proxy Statement.

Vote Required: Recommendation of the Board of Directors

Our Board believes the proposed amendment to the 2020 Incentive Plan will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

Each of the members of our Board and each of our executive officers is currently eligible for awards under the 2020 Incentive Plan. Accordingly, each of them has a personal interest in the approval of this proposal.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to increase the aggregate number of shares available for issuance under the 2020 Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR 2020 INCENTIVE PLAN.

Proposal 3: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

At the Annual Meeting, stockholders will vote to approve the Company’s executive compensation on an advisory basis in accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “say-on-pay” vote). The say-on-pay vote is an advisory vote on the compensation of the Company’s named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in this Proxy Statement. The say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the members of our Board or the Company’s compensation policies as they relate to risk management.

As an advisory vote, the say-on-pay vote is not binding on either the Company or our Board. However, our Board values the opinions of our stockholders, and, to the extent there is any significant vote against the Company’s executive compensation as disclosed in this Proxy Statement, the Company will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this proposal:

RESOLVED, that the stockholders of Eledon Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in the Company’s definitive proxy statement for the 2023 annual meeting.

Unless our Board implements a policy of holding say-on-pay votes more frequently than once every three years, the next advisory vote to approve the Company’s executive compensation will occur at the 2026 annual meeting.

Vote Required: Recommendation of the Board of Directors

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the advisory approval of the compensation of our named executive officers. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

The audit committee has re-appointed KMJ Corbin & Company LLP (“KMJ”), as our independent registered public accounting firm for the fiscal year ending December 31, 2023. KMJ has served as our independent registered public accounting firm since July 2019. The audit committee reviews the performance of the independent registered public accounting firm annually.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of KMJ as our independent registered public accounting firm for 2023. Although stockholder approval of the audit committee’s appointment of KMJ is not required by law, our Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. In the event of a negative vote on this proposal, the audit committee will reconsider its selection. Even if this appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders. KMJ has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of KMJ are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

KMJ was our independent registered public firm for the years ended 2022 and 2021. The following table summarizes the fees KMJ billed to us for each of the last two fiscal years. All of such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2022	2021
Audit Fees(1)	$110,741	$191,052
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$110,741	$191,052

(1)
“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, other SEC filings, and other professional services provided in connection with regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our audit committee has adopted procedures requiring the pre-approval of all audit and non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. Our audit committee has delegated authority to the committee chair to pre-approve any audit or non-audit service to be provided to us by our independent registered public accounting firm provided that the fees for such services do not exceed $50,000. Any approval of services by the committee chair pursuant to this delegated authority must be reported to the audit committee at the next meeting of the committee.

The standard applied by the audit committee, or the chair of the audit committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of Proposal 4. No broker non-votes are expected on Proposal 4.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of the Company and our stockholders.

Stockholder Proposals for our 2024 Annual Meeting

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2024 annual meeting of stockholders, stockholder proposals must be received by us no later than January 10, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2023 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive notice of other proposals of stockholders (including director nominations) intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement by March 23, 2024, but not before February 22, 2024, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the 2024 annual meeting is more than 20 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Eledon Pharmaceuticals, Inc., Attention: Secretary, 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 annual meeting of stockholders must provide written notice to our Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholders. Such written notice must be provided in accordance with Rule 14a-19 no later than April 22, 2024. If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our by-laws as noted above.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single Notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and our 2022 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to you if you write or call us at Eledon Pharmaceuticals, Inc., 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612, Attention: Investor Relations, telephone: (949) 238-8090. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Appendix A

ELEDON PHARMACEUTICALS, INC.

2020 LONG TERM INCENTIVE PLAN

1.	GENERAL.

(a) Successor to Prior Plan. This Plan is the successor to the Novus Therapeutics, Inc. 2014 Stock Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Effective Date, no additional stock awards will be granted under the Prior Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. This Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Non-statutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; and (vii) Performance Cash Awards.

(d) Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible award recipients may benefit from increases in the value of the Stock.

2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer this Plan. The Board may delegate administration of this Plan to a Committee or Committees, as provided in Section 2(d).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Stock under the Award; (E) the number of shares of Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of this Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in this Plan or in any Award Document or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make this Plan or Award fully effective.

(iii) To settle all controversies regarding this Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, or to extend, in whole or in part, the time during which an Award may be exercised or vest, or at which cash or shares of Stock may be issued.

(v) To suspend or terminate this Plan at any time. Except as otherwise provided in this Plan or an Award Document, suspension or termination of this Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

Appendix A

(vi) To amend this Plan in any respect the Board deems necessary or advisable, including, without limitation, adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A of the Code and/or making this Plan or Awards granted under this Plan exempt from or compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of this Plan that (A) materially increases the number of shares of Stock available for issuance under this Plan, (B) materially expands the class of individuals eligible to receive Awards under this Plan, (C) materially increases the benefits accruing to Participants under this Plan, (D) materially reduces the price at which shares of Stock may be issued or purchased under this Plan, (E) materially extends the term of this Plan, or (F) materially expands the types of Awards available for issuance under this Plan. Except as otherwise provided in this Plan (including subsection (viii) below) or an Award Document, no amendment of this Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to this Plan for stockholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 of the Exchange Act or any successor rule, if applicable.

(viii) To approve forms of Award Documents for use under this Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Documents for such Awards, subject to any specified limits in this Plan that are not subject to Board discretion. A Participant’s rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. However, a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of this Plan and/or Award Documents.

(x) To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by persons eligible to receive Awards under this Plan who are not citizens of, subject to taxation by, or employed outside, the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States. Board approval will not be necessary for immaterial modifications to this Plan or any Award Document that are required for compliance with the laws of the relevant jurisdiction.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of this Plan to a Committee or Committees. If administration of this Plan is delegated to a Committee, the Committee will have, in connection with the administration of this Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in the charter of the Committee to which the delegation is made, or resolutions, not inconsistent with the provisions of this Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to any subcommittee. Unless otherwise provided by the Board, delegation of authority by the Board to a Committee, or to an Officer or employee pursuant to Section 2(e), does not limit the authority of the Board, which may continue to exercise any authority so delegated and may concurrently administer this Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.

Appendix A

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following, to the maximum extent permitted by applicable law: (i) designate Employees who are not Officers to be recipients of Stock Awards and the terms of such Stock Awards; and (ii) determine the number of shares of Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on a form that is substantially the same as the form of Stock Award Document approved by the Committee or the Board for use in connection with such Stock Awards, unless otherwise provided for in the resolutions approving the delegation authority.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board (or a duly authorized Committee, subcommittee or Officer exercising powers delegated by the Board under this Section 2) in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THIS PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate initial maximum number of shares of Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 4,860,0001 shares of Common Stock plus (A) any shares of Common Stock that remain available for grant under the Prior Plan as of the Effective Date and (B) any shares of Common Stock subject to outstanding awards under the Prior Plan as of the Effective Date that on or after the Effective Date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash (the “Share Reserve”).

(ii) For clarity, the Share Reserve is a limitation on the number of shares of Stock that may be issued under this Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued under the terms of this Plan in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under this Plan.

(iv) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the Stock Award having been issued, then the shares of Stock subject to the Stock Award (or portion thereof) that expire, are cancelled or forfeited or otherwise terminate shall revert and again be available for issuance under this Plan. In addition, the aggregate number of shares of Stock available for issuance under this Plan at any time shall not be reduced by (i) shares of Stock subject to Stock Awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares of Stock subject to Stock Awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a Stock Award, or (iii) shares of Stock subject to Stock Awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares of Stock that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a Stock Award shall be available for issuance under this Plan.

(b) Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Stock that may be issued on the exercise of Incentive Stock Options will be 4,860,000 shares of Common Stock.

(c) Source of Shares. The Stock issuable under this Plan will be shares of authorized but unissued or reacquired Stock, including shares repurchased by the Company on the open market or otherwise or shares classified as treasury shares.

1 The Share Reserve was increased by 9,600,000 shares to 14,460,000, effective as of April 26, 2023, subject to shareholder approval at the Company’s 2023 annual stockholder’s meeting.

Appendix A

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Document will conform to (through incorporation of provisions hereof by reference in the applicable Award Document or otherwise) the substance of each of the following provisions:

(a) Term. Subject to Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Document.

(b) Exercise Price. Subject to Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Stock equivalents.

(c) Purchase Price for Options. The purchase price of Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The purchase price shall be denominated in U.S. dollars. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the United States Federal Reserve Board or a successor regulation, or a similar rule in a foreign jurisdiction of domicile of a Participant, that, prior to or contemporaneously with the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the proceeds of sale of such stock;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

Appendix A

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Document.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Award Document evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Stock equal to the number of Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Document evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board determines. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-1(b)(2) or other applicable law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

Appendix A

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. In addition, unless otherwise provided in a Participant’s applicable Award Document, or other agreement between the Participant and the Company, if the sale of any Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, and the Company does not waive the potential violation of the policy or otherwise permit the sale, or allow the Participant to surrender shares of Stock to the Company in satisfaction of any exercise price and/or any withholding obligations under Section 8(g), then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in this Plan or the applicable Award Document, or other agreement between the Participant and the Company, for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death, and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Award Document. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Document or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Stock until at least 6 months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) upon the non-exempt Employee’s retirement (as such term may be defined in the non-exempt Employee’s applicable Award Document, in another agreement between the non-exempt Employee and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt Employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from such employee’s regular rate of pay, the provisions of this paragraph will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Documents.

Appendix A

(m) No Repricing. Neither an Option nor SAR may be modified to reduce the exercise price thereof nor may a new Option, SAR or other Award at a lower price be substituted or exchanged for a surrendered Option or SAR (other than adjustments or substitutions in accordance with Section 9(a) relating to Capitalization Adjustments), unless such action is approved by the stockholders of the Company.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Award Documents need not be identical. Each Restricted Stock Award Document will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Stock awarded under the Restricted Stock Award Document may be subject to forfeiture to the Company in accordance with a vesting schedule and subject to such conditions as may be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Document.

(iv) Transferability. Stock issued pursuant to an Award, and rights to acquire shares of Stock under the Restricted Stock Award Document, will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Document, as the Board determines in its sole discretion, so long as such Stock remains subject to the terms of the Restricted Stock Award Document.

(v) Dividends. Any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Documents need not be identical. Each Restricted Stock Unit Award Document will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Document.

Appendix A

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Document. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award in such a manner as determined by the Board. Any dividend equivalents and/or additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Document to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Document, or other agreement between the Participant and the Company, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Document, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is granted and/or becomes payable contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Committee, the Board, or an authorized Officer, as the case may be, retains the discretion to define the manner of calculating the performance criteria it selects to use for a Performance Period.

7.	COVENANTS OF THE COMPANY.

(a) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to, and does not undertake to, provide tax advice or to minimize the tax consequences of an Award to the holder of such Award.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act this Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock under this Plan, the Company will be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

Appendix A

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Stock. Proceeds from the sale of shares of Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the latest date that all necessary corporate action has occurred and all material terms of the Award (including, in the case of stock options, the exercise price thereof) are fixed, unless otherwise determined by the Board, regardless of when the documentation evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Document as a result of a clerical error in the papering of the Award Document, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Document.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in this Plan, any Award Document or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or any other capacity or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, including, but not limited to, Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the organizational documents of the Company or an Affiliate (including articles of incorporation and bylaws), and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence), or the Participant’s role or primary responsibilities are changed to a level that, in the Board’s determination does not justify the Participant’s unvested Awards, and such reduction or change occurs after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds USD$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Withholding Obligations. Unless prohibited by the terms of an Award Document, the Participant may satisfy any national, state, local or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) cash payment; (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable in connection with the Award (only up to the amount permitted that will not cause an adverse accounting consequence or cost); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Document.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

Appendix A

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of this Plan and in accordance with applicable law.

(j) Compliance with Section 409A. Unless otherwise expressly provided for in an Award Document, or other agreement between the Participant and the Company, this Plan and Award Documents will be interpreted to the greatest extent possible in a manner that makes this Plan and the Awards granted hereunder exempt from Section 409A of the Code, to the extent that Section 409A of the Code is applicable to an Award, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Document evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Document is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Document. Notwithstanding anything to the contrary in this Plan (and unless the Award Document specifically provides otherwise), if the shares of Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code and the Participant is otherwise subject to Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(i) Clawback/Recovery. All Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Document as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Document, or other agreement between the Participant and the Company, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

Appendix A

(c) Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of this Plan, the Board will take one or more of the following actions with respect to each outstanding Award, contingent upon the closing or completion of the Change in Control:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the Company pursuant to the Change in Control);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled Award, taking into account the value of the Stock subject to the canceled Award, the possibility that the Award might not otherwise vest in full, and such other factors as the Board deems relevant; and

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value in the Change in Control of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

In the absence of any affirmative determination by the Board at the time of a Change in Control, each outstanding Award will be assumed or an equivalent Award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the Award or to substitute an equivalent Award, in which case the vesting of such Award will accelerate in its entirety (along with, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

(d) Acceleration of Awards upon a Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Document for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

Appendix A

10.	TERMINATION OR SUSPENSION OF THIS PLAN.

The Board or the Compensation Committee may suspend or terminate this Plan at any time. This Plan will have no fixed expiration date; provided, however, that no Incentive Stock Option may be granted more than 10 years after the later of (i) the Adoption Date and (ii) the adoption by the Board of any amendment to this Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

11.	EFFECTIVE DATE OF PLAN; TIMING OF FIRST GRANT OR EXERCISE.

No Stock Award may be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, or Performance Stock Award, may be granted) and no Performance Cash Award may be settled unless and until this Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the Adoption Date. The Plan was approved by the Board on the Adoption Date and shall become effective on the Effective Date, subject to stockholder approval on such date. Subject to earlier termination as provided in Section 10, no new Stock Awards may be granted under this Plan on or after April 26, 2033; provided, however, that Stock Awards outstanding on such date shall remain subject to the terms of the Plan and any applicable Award Document.

12.	CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.

As used in this Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means November 16, 2020, which is the date of adoption of this Plan by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Document” means a written agreement between the Company and a Participant, or a written notice issued by the Company to a Participant, evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Stock subject to this Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

Appendix A

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant’s failure substantially to perform his or her duties and responsibilities to the Company or any Affiliate or violation of a policy of the Company or any Affiliate; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other misconduct that has caused or is reasonably expected to result in injury to the Company or any Affiliate; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any Affiliate; or (iv) Participant’s breach of any of his or her obligations under any written agreement or covenant with the Company or any Affiliate. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company, any Affiliate or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing 50% or more of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) 50% or more of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

Appendix A

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(d).

(k) “Compensation Committee” means the Compensation Committee of the Board.

(l) “Common Stock” means common stock, $0.001 par value per share, of the Company.

(m) “Company” Eledon Pharmaceuticals, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of this Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form Registration Statement on Form S-8 or a successor form under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, if required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the applicable Award Document, the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means December 18, 2020.

(s) “Employee” means any person providing services as an employee of the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of this Plan.

Appendix A

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(i) If the Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Stock as of any date of determination will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of this Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of this Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Stock granted pursuant to this Plan.

(cc) “Option Agreement” means an Award Document evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of this Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

Appendix A

(ee) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff) “Participant” means a person to whom an Award is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(hh) “Performance Period” means the period of time selected by the Board over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(jj) “Plan” means this 2020 Eledon Pharmaceuticals, Inc. Long Term Incentive Plan, as amended and restated from time to time.

(kk) “Preferred Stock” means Series X1 Preferred Stock, $0.001 par value per share, of the Company, which constitutes “service recipient stock” as such term is described under Section 409A of the Code.

(ll) “Restricted Stock Award” means an award of shares of Stock which is granted pursuant to the terms and conditions of Section 6(a).

(mm) “Restricted Stock Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Document will be subject to the terms and conditions of this Plan.

(nn) “Restricted Stock Unit Award” means a right to receive shares of Stock which is granted pursuant to the terms and conditions of Section 6(b).

(oo) “Restricted Stock Unit Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Document will be subject to the terms and conditions of this Plan.

Appendix A

(pp) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(qq) “Stock” means Common Stock or Preferred Stock, as applicable.

(rr) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Stock that is granted pursuant to the terms and conditions of Section 5.

(ss) “Stock Appreciation Right Award Document” means an Award Document evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Award Document will be subject to the terms and conditions of this Plan.

(tt) “Stock Award” means any right to receive Stock granted under this Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, or a Performance Stock Award.

(uu) “Stock Award Document” means an Award Document evidencing the terms and conditions of a Stock Award grant. Each Stock Award Document will be subject to the terms and conditions of this Plan.

(vv) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ww) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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Eledon Pharmaceuticals P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/ELDN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-229-2195 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” Open Alexa app and browse skills Search “Vote my Proxy” Enable skill You must register to attend the meeting online and/or participate at www.proxydocs.com/ELDN Eledon Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 24, 2023 TIME: Wednesday, June 21, 2023 11:30 AM, Pacific Time PLACE: Eledon Pharmaceuticals, 19900 MacArthur Boulevard, Suite 550 Irvine, CA 92612 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints David-Alexandre C. Gros and Paul Little, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Eledon Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

Eledon Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Directors 1.01 David-Alexandre C. Gros, M.D. 1.02 Jan Hillson, M.D To increase the aggregate number of shares available for issuance under the 2020 Incentive Plan by 10,800,000 shares. To approve, on an advisory basis, the compensation of our named executive officers. Ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2023. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof. 2. 3. 4. 5. FOR WITHHOLD FOR FOR FOR FOR FOR FOR AGAINST ABSTAIN Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date